UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399
                 ----------------------------------------------

                             Henderson Global Funds
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1950
                             CHICAGO, ILLINOIS 60611
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

  (Name and Address of Agent for Service)                 Copy to:

          CHRISTOPHER K. YARBROUGH                     CATHY G. O'KELLY
    737 NORTH MICHIGAN AVENUE, SUITE 1950     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
           CHICAGO, ILLINOIS 60611                 222 NORTH LASALLE STREET
                                                    CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2005

ITEM 1: REPORT TO SHAREHOLDERS.


LOGO: HENDERSON GLOBAL INVESTORS

HENDERSON GLOBAL FUNDS

[Photo of tower clock, maps and oriental temple]

EUROPEAN FOCUS FUND
GLOBAL TECHNOLOGY FUND
INTERNATIONAL OPPORTUNITIES FUND
INCOME ADVANTAGE FUND
U.S. CORE GROWTH FUND

                                                                   ANNUAL REPORT
                                                                   JULY 31, 2005

TABLE OF CONTENTS


LETTER TO SHAREHOLDERS .....................................................   1

EUROPEAN FOCUS FUND
Commentary .................................................................   2
Performance Summary ........................................................   3

GLOBAL TECHNOLOGY FUND
Commentary .................................................................   4
Performance Summary ........................................................   5

INTERNATIONAL OPPORTUNITIES FUND
Commentary .................................................................   6
Performance Summary ........................................................   7

INCOME ADVANTAGE FUND
Commentary .................................................................   8
Performance Summary ........................................................   9

U.S. CORE GROWTH FUND
Commentary .................................................................  10
Performance Summary ........................................................  11

PORTFOLIOS OF INVESTMENTS ..................................................  12

STATEMENT OF ASSETS AND LIABILITIES ........................................  24

STATEMENT OF OPERATIONS ....................................................  26

STATEMENTS OF CHANGES IN NET ASSETS ........................................  27

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY .............................  32

FINANCIAL HIGHLIGHTS .......................................................  38

NOTES TO FINANCIAL STATEMENTS ..............................................  44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ....................  50

UNAUDITED INFORMATION ......................................................  51

TRUSTEES AND OFFICERS ......................................................  55

HENDERSON GLOBAL FUNDS
                                                          LETTER TO SHAREHOLDERS

Dear fellow shareholder,

We are pleased to provide the annual report for the Henderson Global Funds, which covers the fiscal year ended July 31, 2005.

During the past year, the world watched as India was hit by a devastating tsunami, Holland and France voted `no' to the European Constitution, London was shocked by terrorist bombings, and the US continued its involvement with Iraq. Through all of these events, worldwide economies remained surprisingly resilient. This is due partly to a benign global inflation backdrop, cost-cutting and restructuring efforts in Japan and Europe, attractive international valuations and an overall increase in risk tolerance globally.

However, many risks remain in the global marketplace. Oil prices surged to record levels on concerns over supply and demand, and further increases could put a dampener on business confidence. The huge US current account deficit could cause the dollar, which has been strengthening in 2005, to weaken in the longer term. Meanwhile, the US Federal Reserve has shown no signs of stopping its gradual increase of interest rates in the US, causing some investors to worry that the economic recovery will be slowed by the higher rates.

Looking forward, we continue to believe equity markets will trade in gradually rising bands over the next twelve months. Moderate earnings growth could position markets to drift higher while sporadic fears of weaker global growth and higher US interest rates may act as a drag on progress. Market returns will most likely be consistent with a moderate growth and low inflation environment, and may be best where earnings growth holds up relatively well. Overall, we continue to believe that, with good bottom-up stock selection, investment opportunities can be found even in some of the slower-growing markets. As we move into 2006, our portfolio managers remain dedicated to finding those investment opportunities and bringing them to your portfolios.

Thank you for investing in the Henderson Global Funds. We appreciate your choice to include Henderson in your portfolio and we look forward to serving your financial needs in the years to come.

/s/ Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

EUROPEAN FOCUS FUND

European equity markets began the period by falling back amid fears about the health of the US and global economy, and continued to trade within the range they had held throughout 2004. Towards the end of the year and the start of 2005, European equities proved resilient in the face of higher oil prices and mixed economic and corporate news. Concerns over the impact of a weak dollar on exports were dismissed as investors focused on corporate cost-cutting, detaching corporate potential from lackluster Gross Domestic Product (GDP) growth in the region. Over the period the Fund outperformed its benchmark, returning 34.43% (A-shares at NAV) against the MSCI Europe Index return of 25.12%.

Towards the end of the year and during the first half of 2005, the small cap exposure of the portfolio was gradually reduced in favor of mid and large caps. This move was made because the valuation difference that was previously present in the small cap space versus mid and large cap names had eroded. There has also been a shift within the market away from value stocks in favor of quality growth issues, many of which have underperformed recently.

One of the key overweights throughout the reporting period has been in Industrials, and a significant move was made from an underweight to an overweight position in the Energy sector. This move was beneficial to performance as chemicals, basic resources and oil and gas sectors were among the best performers during the first half of 2005. This occurred as stronger-than-expected economic data releases in the US convinced investors that fears of a slowdown in the second half of the year had been exaggerated. However, positive returns from our exposure to the sector were partially negated by stock-specific disappointment.

The European Union (EU) constitution collapse was mainly a political occurrence but could hinder economic growth in the short term. However, most European companies continue to manage their businesses effectively and the weak Euro should help profitability. We are focused on choosing companies that we believe have good earnings prospects and are not dependent solely on political events in the European economy or the EU. We build the portfolio from the bottom up, searching for companies that show the potential to add value going forward. Therefore, we believe that careful stock-picking should allow us to take advantage of the opportunities that any period of uncertainty generates.


EUROPEAN FOCUS FUND
TOP 10 EQUITY HOLDINGS

                           AS A PERCENTAGE
SECURITY                     OF NET ASSETS
------------------------------------------
PFLEIDERER                        3.6%
AZIMUT                            2.7
STATOIL                           2.7
BANCO SANTANDER
    CENTRAL HISPANO               2.2
REGAL PETROLEUM                   2.1
DEUTSCHE TELEKOM                  2.1
FRANCE TELECOM                    2.1
COCA-COLA HELLENIC
    BOTTLING                      2.1
DEUTSCHE POST                     2.0
TECHNIP                           2.0

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

EUROPEAN FOCUS FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
United Kingdom                    36.2%
Germany                           16.5
France                            13.5
Italy                              6.8
Netherlands                        5.8
Spain                              5.3
Other                             15.9

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Industrials                       20.5%
Financials                        18.7
Energy                            14.1
Consumer Staples                  12.7
Consumer Discretionary            11.8
Telecomm Services                  8.7
Other                             13.5

Mountain chart:
INVESTMENT COMPARISON
Value of $10,000
               European Focus Fund          European Focus Fund          MSCI
               Class A w/out                Class A w/sales              Europe
               sales charge                 charge                       Index
8/31/01        10000                         9425                        10000
                9910                         9340                         9002
               10960                        10330                         9288
               12120                        11423                         9661
               12250                        11546                         9908
1/31/02        12110                        11414                         9391
               12450                        11734                         9390
               12980                        12234                         9902
               13080                        12328                         9834
               13280                        12516                         9816
               12850                        12111                         9479
7/31/02        11610                        10942                         8426
               11890                        11206                         8426
               10610                        10000                         7318
               11580                        10914                         8026
               12520                        11800                         8420
               12524                        11804                         8115
1/31/03        12353                        11643                         7732
               11891                        11207                         7480
               11700                        11027                         7372
               13469                        12694                         8379
               14665                        13822                         8932
               15007                        14144                         9024
7/31/03        15549                        14655                         9209
               16142                        15214                         9193
               16786                        15820                         9381
               17821                        16796                        10009
               18650                        17577                        10436
               20277                        19111                        11292
1/31/04        21819                        20565                        11426
               23267                        21929                        11762
               22696                        21391                        11398
               22686                        21381                        11317
               22485                        21192                        11495
               23299                        21959                        11675
7/31/04        22062                        20794                        11355
               21904                        20644                        11365
               23193                        21859                        11820
               24165                        22776                        12248
               26072                        24573                        13150
               27901                        26296                        13707
1/31/05        28252                        26628                        13455
               29858                        28141                        14130
               29284                        27600                        13779
               28006                        26396                        13451
               26822                        25280                        13518
               27936                        26329                        13710
7/31/05        29659                        27954                        14211

TOTAL RETURNS AS OF JULY 31, 2005

                                                                                                                  SINCE
                                              NASDAQ                                                            INCEPTION
AT NAV                                        SYMBOL           CLASS          ONE YEAR        THREE YEARS*      (8/31/01)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                  HFEAX           Class A          34.43%           36.70%           31.98%
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                  HFEBX           Class B          33.54            35.71            31.05
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                  HFECX           Class C          33.48            35.73            31.03
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                                  Class A          26.72%           34.02%           30.00%
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                                  Class B          29.54            35.17            30.81
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                                  Class C          33.48            35.73            31.03
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
MSCI Europe Index                                                               25.12%           19.03%            9.39%
------------------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THERE ARE RISKS OF INVESTING IN A FUND OF THIS TYPE THAT INVESTS IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. IN ADDITION, THE FUND INVESTS IN A LIMITED GEOGRAPHIC AREA AND MAY INVEST IN A SMALL NUMBER OF ISSUERS. AS SUCH, INVESTING IN THE FUND MAY INVOLVE GREATER RISK AND VOLATILITY THAN INVESTING IN A MORE DIVERSIFIED FUND. The views in this report were those of the Fund manager as of July 31, 2005, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
GLOBAL TECHNOLOGY FUND

After a very strong run at the end of 2004 when technology stocks outperformed the broader market, technology had a difficult start to 2005 as the sector became vulnerable to short term profit taking. After this difficult first quarter, investors started to take a more positive view on expectations of stronger IT demand in the second half of the year. The Fund outperformed its benchmarks, returning 16.90% (A-shares at NAV) compared to the MSCI World IT Index's return of 9.85% and the S&P 500 Index's return of 14.05%.

After maintaining an underweight position in Semiconductors, we made a significant move to an overweight position during the first quarter of 2005. The inventory adjustment process was nearing completion and stock valuations were attractive. The move proved beneficial to performance and was largely financed by a reduction in Software holdings where we took profits ahead of the seasonally weaker first and second quarters.

Computer Hardware outperformed during the final quarter of 2004, partially due to Apple Computer's big run on the success of the iPod. We are currently underweight the sector as we struggle to find compelling long term growth opportunities within the fairly commoditized areas of PC's and servers. Within hardware, we remain overweight the Storage sector as ongoing growth in digital data is leading to strong demand. Product differentiation in storage has created some compelling share gain business models and supply shortage in more commodity storage areas has underpinned pricing.

During the second half of the reporting period, we increased our exposure to US and Indian IT Services. We believe that the trend of migration of skilled IT work to low-cost geographies will continue for the long term. Indian companies are particular beneficiaries given their highly skilled labor pool and English-speaking population.

We maintained a structural underweight in Communication Equipment throughout the period. We successfully played a rebound in the Wireless Handset sector, but fears on near term demand have led us to eliminate these positions. Currently we are only positive on those companies exposed to spending on broadband and wireless.

We remained overweight the Internet sector, a position we have held since inception. We invest in both Internet Advertising, which, despite mass usage, is under penetrated compared to other media, and also Internet Disintermediation (i.e. companies who use this medium to eliminate supply chain steps and/or make a business process more efficient.)

We expect technology fundamentals to continue their gradual improvement on the basis of moderate economic growth which is driving further increases in capital expenditure. As valuation remains reasonable, we are confident in continuing to find compelling areas of investment opportunity.

 GLOBAL TECHNOLOGY FUND
 TOP 10 EQUITY HOLDINGS
                            AS A PERCENTAGE
 SECURITY                     OF NET ASSETS
-------------------------------------------
MICROSOFT                          3.4%
LOGITECH INTERNATIONAL             3.3
TELLABS                            3.3
MARVELL TECHNOLOGY                 3.2
APPLE COMPUTER                     3.2
INTEL                              3.1
NOKIA OYJ                          3.1
MONSTER WORLDWIDE                  3.0
DELL                               2.9
INTERNATIONAL BUSINESS
  MACHINES                         2.9

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
GLOBAL TECHNOLOGY FUND
Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
United States                     68.0%
Germany                            5.4
Japan                              5.4
Netherlands                        3.5
Switzerland                        3.4
Finland                            3.1
Other                             11.2

Portfolio composition by industry
(as a % of total equity investments)
Communications Equipment          20.2%
Semiconductor & Semi Equipment    18.1
Software                          17.2
Computers & Peripherals           15.4
Internet Software & Services      10.4
Electronic Equipment &
   Instruments                     5.9
Other                             12.8

Mountain chart:
INVESTMENT COMPARISON
Value of $10,000

        Global Technology Fund       Global Technology Fund              MSCI
                 Class A w/out                   Class A w/             World            S&P 500
                  sales charge                 sales charge          IT Index              Index
8/31/01                  10000                         9425             10000              10000
                          7850                         7399              8282               9192
                          8980                         8464              9609               9368
                         10690                        10075             11176              10086
                         11040                        10405             10955              10175
1/31/02                  10910                        10283             10850              10026
                          9660                         9105              9659               9833
                         10480                         9877             10274              10202
                          9480                         8935              9046               9584
                          8940                         8426              8686               9513
                          8140                         7672              7664               8836
7/31/02                   7360                         6937              6912               8148
                          6930                         6532              6828               8201
                          5920                         5580              5632               7309
                          6900                         6503              6756               7952
                          7890                         7436              7863               8421
                          6918                         6520              6729               7926
1/31/03                   6989                         6587              6633               7718
                          6969                         6568              6723               7602
                          6878                         6482              6609               7676
                          7464                         7035              7257               8308
                          8395                         7912              7883               8746
                          8810                         8303              7923               8858
7/31/03                   9669                         9113              8394               9014
                         10266                         9676              8950               9190
                         10104                         9523              8901               9093
                         10873                        10248              9692               9607
                         11055                        10419              9770               9692
                         11237                        10591              9992              10200
1/31/04                  11894                        11211             10509              10387
                         12077                        11382             10263              10532
                         11925                        11239             10084              10373
                         11278                        10629              9478              10210
                         11632                        10963              9777              10350
                         12036                        11344             10079              10550
7/31/04                  10661                        10048              9200              10201
                         10135                         9552              8793              10242
                         10782                        10162              9042              10353
                         11540                        10877              9493              10511
                         12376                        11665              9963              10937
                         12792                        12057             10254              11309
1/31/05                  12099                        11403              9714              11033
                         12110                        11413              9809              11264
                         11811                        11132              9551              11065
                         11277                        10629              9187              10855
                         12216                        11514              9807              11200
                         11822                        11142              9681              11216
7/31/05                  12462                        11745             10106              11633

TOTAL RETURNS AS OF JULY 31, 2005
                                                                                                                  SINCE
                                              NASDAQ                                                            INCEPTION
AT NAV                                        SYMBOL           CLASS          ONE YEAR        THREE YEARS*      (8/31/01)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund               HFGAX           Class A          16.90%           19.19%            5.78%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund               HFGBX           Class B          16.10            18.48             5.12
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund               HFGCX           Class C          15.93            18.35             5.03
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                               Class A          10.20%           16.85%            4.19%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                               Class B          12.10            17.77             4.67
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                               Class C          15.93            18.35             5.03
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
MSCI World IT Index                                                              9.85%           13.50%            0.27%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   14.05            12.61             3.94
------------------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI World Info Tech Index currently consists of 23 developed market countries, and aims to capture 60% of the total market capitalization of each country by various technology-related industries. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THERE ARE RISKS OF INVESTING IN A FUND OF THIS TYPE THAT INVESTS IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. IN ADDITION, THE FUND INVESTS IN LIMITED INDUSTRY SECTORS AND MAY INVEST IN A LIMITED GEOGRAPHIC AREA OR IN A SMALL NUMBER OF ISSUERS. AS SUCH, INVESTING IN THE FUND MAY INVOLVE GREATER RISK AND VOLATILITY THAN INVESTING IN A MORE DIVERSIFIED FUND. The views in this report were those of the Fund managers as of July 31, 2005, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY

INTERNATIONAL OPPORTUNITIES FUND

Overall, stock markets performed well during the year, with the Fund returning 20.77% (A - shares at NAV) over the period against the MSCI EAFE Index return of 21.56%. Markets started the fiscal year strongly, rising from August through February based on reasonable economic growth and a benign inflation and interest rate environment. Corporate earnings have also generally been good despite rising oil prices which, thus far, have been largely ignored. Stock market returns were enhanced over the last year by significant weakness in the US dollar, particularly against the Euro. However, the US dollar has recovered sharply in 2005, thus mitigating some of the local currency returns. In the longer term, the dollar should weaken further, dragged down by the huge current account deficit.

Despite the generally weak European economy in the latter part of 2004, European stock markets performed reasonably well and were boosted in dollar terms by the strength of the Euro. It was very noticeable that corporate Europe has been able to divorce itself from the woes of the economy and the politicians. Profit growth has generally been quite robust and companies for the most part are managing their businesses effectively. The various 'no' votes on the constitution have been brushed aside by the markets although they have had a negative impact on the currency. Interest rates have remained unchanged during the period.

The Japanese stock market has underperformed during the period. The economy has remained very weak but, like the Europeans, corporate Japan has made significant strides in improving the bottom line. High and rising oil prices and disagreements with China have been other negatives. However, more recently there has been some evidence of improvements in the economy. The labor market has been growing and consumption spending has been improving. Thus the stock market has seen some improvement recently. In February, we began increasing the Fund's overall weighting in Japan.

Asian equity markets were strong during most of the year, and Asia was the best performing region overall. There were encouraging signs of stronger growth in Hong Kong, which appears to have finally emerged from a lengthy period of deflation. The export-orientated markets of Korea and Taiwan have outperformed, and Korea in particular was also boosted by the strength of the currency. The Chinese economy continues to grow rapidly and China has made a small revaluation of the renminbi which should alleviate political pressure. We expect Asian equity markets to move higher as investors focus on the region's strong domestic fundamentals.

After a very strong run-up at the end of 2004, technology stocks had a difficult start to 2005 as the sector became vulnerable to short-term profit taking. More recently, the sector has benefited as investors returned to this oversold area on expectations of stronger demand in the second half of the year and an improving earnings profile. Careful stock picking, focused on companies that can grow earnings against the backdrop of moderating worldwide economic growth, remains our objective.

Looking forward, we believe equity markets could remain in gradually rising trading ranges over the next twelve months. Moderate earnings growth should position markets to drift higher, while occasional fears over weaker global growth, higher US interest rates and still-high oil prices may act as a drag on progress.


  INTERNATIONAL OPPORTUNITIES FUND
  TOP 10 EQUITY HOLDINGS

                          AS A PERCENTAGE
SECURITY                    OF NET ASSETS
-----------------------------------------
MITSUI                            2.7%
BANCO SANTANDER
    CENTRAL HISPANO               2.7
LOGITECH INTERNATIONAL            2.7
DEUTSCHE TELEKOM                  2.6
STATOIL                           2.6
DEUTSCHE POST                     2.5
SECOM                             2.4
ENEL                              2.4
CAPITA GROUP                      2.4
ADECCO                            2.4

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

INTERNATIONAL OPPORTUNITIES FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
Japan                             24.3%
United Kingdom                    10.7
Switzerland                       10.0
Germany                            9.5
France                             8.9
United States                      6.0
Other                             30.6

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Industrials                       24.1%
Financials                        17.1
Information Technology            15.9
Consumer Discretionary            12.7
Telecomm Service                  11.5
Consumer Staples                   8.5
Other                             10.2

Mountain Chart:
INVESTMENT COMPARISON
Value of $10,000
      Int'l Opportunities Fund     Int'l Opportunities Fund
                 Class A w/out              Class A w/sales                 MSCI
                  sales charge                       charge                 EAFE
8/31/01                  10000                         9425                10000
                          9080                         8558                 8989
                          9930                         9359                 9219
                         11430                        10773                 9560
                         11640                        10971                 9617
1/31/02                  11610                        10942                 9106
                         11290                        10641                 9171
                         11840                        11159                 9716
                         11950                        11263                 9741
                         11940                        11253                 9874
                         11540                        10876                 9484
7/31/02                  10510                         9906                 8549
                         10410                         9811                 8531
                          9280                         8746                 7617
                         10060                         9482                 8027
                         10710                        10094                 8393
                         10328                         9735                 8111
1/31/03                  10167                         9583                 7773
                          9553                         9004                 7595
                          9453                         8909                 7451
                         10500                         9896                 8191
                         11164                        10522                 8694
                         11647                        10977                 8909
7/31/03                  12070                        11376                 9126
                         12906                        12163                 9348
                         13127                        12372                 9638
                         13973                        13169                10239
                         13973                        13169                10469
                         14890                        14034                11287
1/31/04                  15501                        14610                11448
                         15878                        14965                11714
                         16378                        15436                11785
                         15889                        14975                11528
                         15613                        14716                11564
                         15950                        15033                11836
7/31/04                  15226                        14351                11454
                         15196                        14322                11507
                         15552                        14658                11809
                         16164                        15234                12213
                         17126                        16141                13051
                         17902                        16872                13624
1/31/05                  17767                        16746                13375
                         18492                        17428                13955
                         18254                        17204                13611
                         17705                        16687                13306
                         17446                        16443                13326
                         17622                        16609                13508
7/31/05                  18388                        17331                13924

TOTAL RETURNS AS OF JULY 31, 2005
                                                                                                                 SINCE
                                              NASDAQ                                                           INCEPTION
AT NAV                                        SYMBOL           CLASS          ONE YEAR        THREE YEARS*     (8/31/01)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund             HFOAX           Class A          20.77%           20.50%           16.82%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund             HFOBX           Class B          19.87            19.67            16.01
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund             HFOCX           Class C          19.90            19.63            15.98
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                             Class A          13.83%           18.15%           15.07%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                             Class B          15.87            18.97            15.68
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                             Class C          19.90            19.63            15.98
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                                 21.56%           17.66%            8.82%
------------------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia, and the Far East. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THERE ARE RISKS OF INVESTING IN A FUND OF THIS TYPE THAT INVESTS IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. IN ADDITION, THE FUND MAY INVEST IN A LIMITED GEOGRAPHIC AREA OR IN A SMALL NUMBER OF ISSUERS. AS SUCH, INVESTING IN THE FUND MAY INVOLVE GREATER RISK AND VOLATILITY THAN INVESTING IN A MORE DIVERSIFIED FUND. The views in this report were those of the Fund manager as of July 31, 2005, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

INCOME ADVANTAGE FUND

In the fiscal year ended July 31, 2005, the high yield market experienced both strong performance and volatility, with an overall backdrop of a relatively positive economy, low default rates, a positive credit environment and rising interest rates. Over the period the Fund returned 10.07% (A-shares at NAV)vs. the indices returns as shown on the following page.

At the end of 2004, US high yield bond spreads had tightened to their lowest level since the 1998 Russian debt crisis, as robust economic growth, declining default rates and strong demand for higher-yielding assets underpinned the market's strength. In March of 2005, however, fears that US interest rates would rise more aggressively than expected provoked a sharp market sell-off. This was exacerbated when General Motors ("GM") slashed its earnings forecasts and the credit-rating agencies put the company's rating on review for a downgrade. These volatile conditions worsened in the second quarter after the profit warning and subsequent downgrade of GM's debt. However, by the end of the period, volatility had declined somewhat with the better than expected absorption of GM into the high yield market in late May and the beginning of June. Similarly, the new issue market also recovered from its lull in May.

Through the first quarter of 2005, we had focused on `CCC'-rated securities, which offered good-value shorter-term investment opportunities. However, in the second quarter of 2005 we began to decrease our exposure to these securities and increase the Fund`BB' weighting. Simultaneously, cash levels in the Fund decreased over the second quarter as cash was deployed in the new issue market. Our emerging market debt position over the period ranged generally from 7% - 10% of the portfolio, and at the end of July we held positions in Brazil, Russia, Turkey, Peru and Uruguay.

Overall, we believe the credit backdrop has remained positive, with low default rates, a high upgrade/downgrade ratio and fairly strong economic growth. We see the weak performance of the high yield market in the first half as an issue of valuations in a rising interest rate environment, rather than an escalation of defaults. Similarly, in spite of the continued rate hikes expected from the US Federal Reserve, volatility has been declining through the end of the period. Looking to the near future, we feel that the market is fairly valued, and that high yield is still positioned to perform well relative to other fixed income classes due to the higher coupons and shorter maturities of high yield securities.

The credit ratings mentioned above are published based on detailed financial analyses by a credit bureau, specifically as it relates to the bond issuer's ability to meet debt obligations. The highest rating is AAA, and the lowest is
D. Securities with credit ratings of BB and below are considered high yield securities. The upgrade/downgrade ratio is defined as the ratio of positive to negative changes in ratings for securities by a credit bureau.

  INCOME ADVANTAGE FUND
  TOP 10 LONG TERM HOLDINGS

                          AS A PERCENTAGE
SECURITY                    OF NET ASSETS
-----------------------------------------
ROGERS WIRELESS                   2.7%
USONCOLOGY                        2.3
UNIVERSAL CITY
    DEVELOPMENT                   2.2
CHARTER COMMUNICATIONS            2.0
MIRANT AMERICAS
    GENERATION                    1.7
MCI 1.6
EQUISTAR CHEMICALS                1.6
SAMSONITE                         1.6
NCL CORP                          1.5
K. HOVNANIAN ENTERPRISES          1.5

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

INCOME ADVANTAGE FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY CREDIT QUALITY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
B                                 50.3%
BB                                28.6
CCC                               16.0
BBB                                3.4
N/R                                1.7

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Services Cyclical                 13.3%
Media                             12.6
Services Non-Cyclical              9.7
Consumer Cyclical                  9.0
Telecommunications                 8.3
Energy                             8.0
Other                             39.1


Mountain Chart:
INVESTMENT COMPARISON
Value of $10,000

                Income Advantage Fund        Income Advantage Fund        CSFB                  Merrill Lynch
                Class A w/out                Class A w/                   High Yield            US High Yield
                sales charge                 sales charge                 Index                 Master II Index
9/30/03         10000                         9525                        10000                 10000
                10220                         9735                        10204                 10207
                10570                        10068                        10344                 10348
12/31/03        11023                        10499                        10583                 10593
                11164                        10634                        10788                 10765
                11154                        10624                        10793                 10753
3/31/04         11236                        10702                        10866                 10825
                11143                        10614                        10851                 10753
                10957                        10437                        10679                 10585
                11072                        10546                        10845                 10738
7/31/04         11281                        10745                        10983                 10883
                11496                        10950                        11162                 11082
                11660                        11106                        11332                 11236
                11889                        11324                        11527                 11453
11/30/04        12033                        11462                        11673                 11572
                12195                        11616                        11849                 11747
                12168                        11590                        11846                 11735
                12359                        11772                        12003                 11903
3/31/05         11970                        11401                        11716                 11578
                11832                        11270                        11600                 11454
                12029                        11458                        11647                 11659
                12227                        11646                        11842                 11880
7/31/05         12417                        11827                        12004                 12067

TOTAL RETURNS AS OF JULY 31, 2005
                                           NASDAQ                                                      SINCE INCEPTION
AT NAV                                     SYMBOL          CLASS                         ONE YEAR         (9/30/03)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund             HFAAX          Class A                         10.07%            12.52%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund             HFABX          Class B                          9.07             11.57
------------------------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund             HFACX          Class C                          9.16             11.67
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                            Class A                          4.80%             9.57%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                            Class B                          5.07              9.56
------------------------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                            Class C                          9.16             11.67
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
CSFB High Yield Index                                                                       9.29%            10.48%
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch USHigh Yield Master II Index                                                 10.86             10.78
------------------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Fund used to compare its performance to the CSFB High Yield Index, which is designed to mirror the investable universe of the US dollar-denominated high yield debt market. Issues must be below investment grade straight corporate debt, including cash-pay, zero-coupon, stepped-rate and pay-in-kind bonds. Currently, the Fund compares its performance to the Merrill Lynch US High Yield Master II Index. The Merrill Lynch index is a broad-based index consisting of all US-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The Fund believes that the CSFB and Merrill Lynch indices are equally appropriate benchmarks for the Fund; however, the Merrill Lynch index is now the primary index for the Fund because it is more compatible with the Fund's internal portfolio monitoring system. The Fund is professionally managed while the indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THERE ARE RISKS OF INVESTING IN A FUND OF THIS TYPE THAT INVESTS IN HIGH YIELD SECURITIES. HIGH YIELD, LOWER RATED BONDS INVOLVE A GREATER DEGREE OF RISK THAN INVESTMENT GRADE BONDS IN RETURN FOR HIGHER YIELD POTENTIAL. AS SUCH, SECURITIES RATED BELOW INVESTMENT GRADE GENERALLY ENTAIL GREATER CREDIT, MARKET, ISSUER AND LIQUIDITY RISK THAN INVESTMENT GRADE SECURITIES. IN ADDITION, THE FUND MAY INVEST IN A LIMITED GEOGRAPHIC AREA OR IN A SMALL NUMBER OF ISSUERS. AS SUCH, INVESTING IN THE FUND MAY INVOLVE GREATER RISK AND VOLATILITY THAN INVESTING IN A MORE DIVERSIFIED FUND. The views in this report were those of the Fund manager as of July 31, 2005, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
U.S. CORE GROWTH FUND

After the market bottomed in mid-August 2004, investor sentiment improved dramatically and the market rallied through the Fund's first and second fiscal quarters, peaking at the end of December. The Fund pulled back slightly during the fiscal third quarter while the market took a few months to digest its fall rally. The markets' rise resumed during the Fund's fiscal fourth quarter and resulted in a gain of 8.65% and a new high for the Fund. Over the full fiscal year, the Fund returned 13.34% (A-shares at NAV) versus a return of 14.05% for the S&P 500 Index.

Investors have been concerned about rising fuel prices and rising interest rates but were ultimately more persuaded by corporate earnings that improved throughout the fiscal year. Gains were broad throughout the Fund with every economic sector delivering profits during the fiscal period. When we look at prospective investments for the Fund, we try to understand what might drive fundamental success from the company's perspective and what might help or hinder that success from a macroeconomic perspective. We look for companies that can benefit from something within their control, and where the risk of derailment from outside factors is subdued. We think this is particularly important in an environment where rising interest rates and oil prices, budget and trade deficits, and persistent global security concerns make the macroeconomic condition more difficult to predict.

Compared to the broader market, the Fund remains overweight to Information Technology, Healthcare, and Consumer Discretionary; and underweight to Financials and Staples. Additionally, exposure to Energy moved from an overweight to an underweight position based on our concerns that investors have come to expect increasingly higher moves in the price of oil and gas. The fundamental underpinnings in Technology seem compelling to us from both a risk and reward perspective. We believe that spending by corporations on information technology will be rational and persistent over the coming years as opposed to the boom and bust pattern that developed in the late nineties. Our holdings within Consumer Discretionary are also oriented toward companies where we think demand is more stable and predictable as overall consumer strength may be undermined by unpredictable factors like fuel costs, interest rates, home prices, and the already high ratio of consumer debt to income.

We have been finding more investment opportunities in growth stocks and we are encouraged that other investors are beginning to gravitate toward growth as well. The value universe is heavily dependant on Financials and Energy (combined weight of 49.4% of the Russell 1000 Value index), which are areas where we believe risk reward scenarios are becoming increasingly unfavorable. We have chosen to focus on companies with more direct control of their earnings prospects, which leads us to believe that the Fund's companies can sustain higher than expected earnings in a variety of economic scenarios.

The Russell 1000 Value Index consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.


U.S. CORE GROWTH FUND
TOP 10 EQUITY HOLDINGS

                          AS A PERCENTAGE
SECURITY                    OF NET ASSETS
-----------------------------------------
CAPITAL ONE FINANCIAL             3.1%
ST. JUDE MEDICAL                  3.1
MOTOROLA                          3.0
CAREMARK RX                       3.0
CIGNA                             2.9
MONSANTO                          2.7
HILTON HOTELS                     2.7
COMCAST                           2.6
TEVA PHARMACEUTICAL
    INDUSTRIES                    2.6
STARWOOD HOTELS AND
    RESORTS                       2.5

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
U.S. CORE GROWTH FUND

PIE CHART:
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Information Technology            27.2%
Health Care                       20.7
Consumer Discretionary            20.3
Financials                        10.8
Industrials                        8.5
Energy                             4.3
Other                              8.2

Mountain chart:
INVESTMENT COMPARISON

                Value of $10,000
                U.S. Core Growth             U.S. Core Growth
                Fund Class A w/out           Fund Class A w/         S&P 500
                sales charge                 sales charge            Index

   4/30/2004        10000                        9425               10000
                    10160                        9576               10137
                    10380                        9783               10334
   7/31/2004         9690                        9133                9992
                     9420                        8878               10032
                     9710                        9152               10140
                     9930                        9359               10296
  11/30/2004        10420                        9821               10713
                    10902                       10275               11078
                    10420                        9821               10808
                    10510                        9906               11035
   3/31/2005        10400                        9802               10840
                    10108                        9527               10634
                    10621                       10010               10972
                    10641                       10029               10987
   7/31/2005        10982                       10351               11398


TOTAL RETURNS AS OF JULY 31, 2005
                                                                                                              SINCE
NASDAQ                                                                                                      INCEPTION
AT NAV                                     SYMBOL           CLASS                         ONE YEAR          (4/30/04)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund             HFUAX          Class A                         13.34%             7.76%
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund             HFUBX          Class B                         12.46              6.91
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund             HFUCX          Class C                         12.46              6.91
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                            Class A                          6.83%             2.79%
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                            Class B                          8.46              3.77
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                            Class C                         12.46              6.91
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                              14.05%            11.02%
------------------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The views in this report were those of the Fund manager as of July 31, 2005, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS


EUROPEAN FOCUS FUND
 JULY 31, 2005

                                                    VALUE
   SHARES                                        (NOTE 2)
---------------------------------------------------------

COMMON STOCKS - 93.78%

             AUSTRALIA - 0.66%
  8,099,416  Centamin Egypt Ltd. * ......... $  1,886,154
                                             ------------

             AUSTRIA - 4.97%
     16,000  Agrana Beteiligung AG .........    1,466,580
     19,000  Andritz AG ....................    1,819,658
     94,250  OMV AG ........................    4,388,100
    135,000  Telekom Austria AG ............    2,728,559
     80,000  Wienerberger AG ...............    3,710,098
                                             ------------
                                               14,112,995
                                             ------------
             CZECH REPUBLIC - 0.38%
     29,438  Zentiva N.V. ..................    1,077,563
                                             ------------

             FINLAND - 1.26%
    234,086  Sampo Oyj .....................    3,581,779
                                             ------------

             FRANCE - 12.67%
     80,000  Bouygues S.A. .................    3,502,527
    190,000  France Telecom S.A. ...........    5,867,411
    112,423  Iliad S.A. ....................    4,600,372
    125,000  Saft Groupe S.A. * ............    4,289,043
     35,000  Sanofi-Synthelabo S.A. ........    3,027,792
    104,000  Technip S.A. ..................    5,563,304
     22,000  Total S.A. ....................    5,521,499
     65,000  Ubisoft Entertainment S.A. * ..    3,606,313
                                             ------------
                                               35,978,261
                                             ------------

             GERMANY - 15.43%
     94,667  Bilfinger Berger AG ...........    4,878,109
     71,642  DaimlerChrysler AG ............    3,484,918
    232,047  Deutsche Post AG ..............    5,756,329
    300,000  Deutsche Telekom AG ...........    5,954,344
     30,000  Hypo Real Estate Holding AG ...    1,218,513
    200,000  MobilCom AG ...................    4,995,296
    482,190  Pfleiderer AG * ...............   10,318,745
    125,000  Premiere AG * .................    4,275,403
     38,000  Siemens AG ....................    2,932,554
                                             ------------
                                               43,814,211
                                             ------------

             GREECE - 2.06%
    207,123  Coca-Cola Hellenic Bottling
             Co., S.A. .....................    5,841,199
                                             ------------

             HUNGARY - 0.88%
      8,046  Mol Magyar Olaj-es Gazipari Rt.      806,509
     45,000  OTP Bank Rt. ..................    1,692,896
                                             ------------
                                                2,499,405
                                             ------------

             ITALY - 6.42%
  1,150,000  Azimut Holding SpA ............    7,808,181
    624,688  Enel SpA ......................    5,351,054
    110,000  ENI SpA .......................    3,124,848
    215,000  Geox SpA ......................    1,948,559
                                             ------------
                                               18,232,642
                                             ------------



                                                    VALUE
   SHARES                                        (NOTE 2)
---------------------------------------------------------

             NETHERLANDS - 5.43%
     70,000  Aalberts Industries N.V. ......  $ 3,748,775
    160,829  Ballast Nedam N.V. * ..........    5,430,672
    100,000  Buhrmann N.V. * ...............    1,132,429
    318,461  Pyaterochka Holding N.V. * ....    5,120,853
                                             ------------
                                               15,432,729
                                             ------------

             NORWAY - 2.68%
    350,000  Statoil ASA ...................    7,603,948
                                             ------------

             SPAIN - 4.98%
     85,000  ACS Actividades de
             Construccion y Servicios, S.A.     2,457,940
     50,000  Altadis S.A. ..................    2,113,301
    500,000  Banco Santander Central
             Hispano S.A. ..................    6,195,622
    280,000  Cintra Concesiones
             de Infrastructuras de Transporte
             S.A. ..........................    3,371,097
                                             ------------
                                               14,137,960
                                             ------------

             SWEDEN - 0.96%
    116,000  Oriflame Cosmetics S.A., SDR ..    2,733,189
                                             ------------

             SWITZERLAND - 1.08%
     73,000  Credit Suisse Group ...........    3,059,253
                                             ------------

             UNITED KINGDOM - 33.92%
    650,000  Admiral Group plc .............    4,226,907
    375,000  Alea Group Holdings ...........    1,054,530
    300,000  BAA plc .......................    3,182,043
  1,000,000  Body Shop International plc ...    4,042,364
    155,000  British American Tobacco plc ..    3,097,417
    180,000  Center Parcs (UK) Group plc ...      211,961
    150,000  Enterprise Inns plc ...........    2,156,513
  2,448,534  Evolution Group plc ...........    5,486,860
    750,000  Halfords Group plc ............    4,079,712
     65,000  Imperial Tobacco Group plc ....    1,671,342
    250,000  Interserve plc ................    1,537,856
    100,000  Investec plc ..................    3,269,042
    301,210  IP2IPO Group plc * ............    3,096,940
    385,000  Isoft Group plc ...............    2,884,249
    164,000  Kensington Group plc ..........    1,830,312
    100,000  Man Group plc .................    2,857,776
  1,900,424  MFI Furniture Group plc .......    3,874,504
    286,344  Millfield Group * .............      161,044
    126,679  NDS Group plc, ADR * ..........    4,589,580
    300,000  Northern Rock plc .............    4,297,209
    340,000  Omega International Group plc .      956,107
  1,023,945  Paladin Resources plc .........    4,580,069
    100,000  Persimmon plc .................    1,406,040
    550,000  Photo-Me International plc ....    1,123,733
    675,131  Premier Foods plc .............    3,912,735
    350,000  Punch Taverns plc .............    4,604,340
  1,875,922  Regal Petroleum plc * .........    6,033,557
  2,400,000  Regus Group plc * .............    4,344,663
    306,000  Shire Pharmaceutical Group plc     3,530,724

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND
JULY 31, 2005 (CONTINUED)

                                                    VALUE
   SHARES                                        (NOTE 2)
---------------------------------------------------------
             UNITED KINGDOM (continued)
    130,000  Smith & Nephew plc ............  $ 1,236,085
    550,000  Taylor Woodrow plc ............    3,281,784
    650,000  Tesco plc .....................    3,718,535
                                             ------------
                                               96,336,533
                                             ------------

             TOTAL COMMON STOCKS ...........  266,327,821
                                             ------------
             (Cost $214,208,803)

     PAR
   AMOUNT

SHORT-TERM INVESTMENT - 4.81%

             REPURCHASE AGREEMENT - 4.81%
$13,669,000  State Street Bank and Trust Co.,
             2.15%, dated 7/29/05 to be
             repurchased at the price of
             $13,671,449 on 8/1/05,
             collateralized by $10,265,000
             par U.S. Treasury Bond, 7.25%,
             due 8/15/22. ..................   13,669,000
                                             ------------

             TOTAL SHORT-TERM INVESTMENT ...   13,669,000
                                             ------------
             (Cost $13,669,000)

TOTAL INVESTMENTS - 98.59% .................  279,996,821
                                             ------------
             (Cost $227,877,803)

NET OTHER ASSETS AND
             LIABILITIES - 1.41% ...........    4,004,778
                                             ------------

TOTAL NET ASSETS - 100.00% ................. $284,001,599
                                             ============


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Integrated Oil & Gas........................       7.55%
Integrated Telecommunication Services.......       5.12
Construction & Engineering..................       5.04
Building Products...........................       4.94
Asset Management & Custody Banks............       4.85
Oil & Gas Exploration & Production..........       3.74
Electric Utilities..........................       3.39
Food Retail.................................       3.11
Wireless Telecommunication Services.........       2.99
Diversified Banks...........................       2.78
Pharmaceuticals.............................       2.69
Thrifts & Mortgage Finance..................       2.59
Tobacco.....................................       2.42
Personal Products...........................       2.39
Restaurants.................................       2.38
Industrial Conglomerates....................       2.35
Soft Drinks.................................       2.06
Air Freight & Logistics.....................       2.03
Oil & Gas Equipment & Services..............       1.96
Investment Banking & Brokerage..............       1.93
Office Services & Supply....................       1.93
Homebuilding................................       1.65
Internet Software & Services................       1.62
Application Software........................       1.61
Broadcasting & Cable TV.....................       1.50
Property & Casualty Insurance...............       1.49
Automotive Retail...........................       1.44
Packaged Foods & Meats......................       1.38
Home Furnishing Retail......................       1.36
Home Entertainment Software.................       1.27
Multi-Line Insurance........................       1.26
Automobile Manufacturers....................       1.23
Other Diversified Financial Services........       1.21
Highways & Railtracks.......................       1.19
Airport Services............................       1.12
Diversified Capital Markets.................       1.08
Health Care Services........................       1.02
Footwear....................................       0.69
Gold........................................       0.66
Industrial Machinery........................       0.64
Agricultural Products.......................       0.51
Health Care Equipment.......................       0.43
Photographic Products.......................       0.40
Reinsurance.................................       0.37
Housewares & Specialties....................       0.34
Hotels, Resorts & Cruise....................       0.07
                                                 -------
Common Stocks...............................      93.78
Short-Term Investment.......................       4.81
                                                 -------
Total Investments...........................      98.59
Net Other Assets and Liabilities............       1.41
                                                 -------
                                                 100.00%
                                                 =======

          *  Non-income producing security
        ADR  American Depository Receipts
        GDR  Global Depository Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

GLOBAL TECHNOLOGY FUND
JULY 31, 2005
                                                    VALUE
   SHARES                                        (NOTE 2)
---------------------------------------------------------

COMMON STOCKS - 98.34%

             CANADA - 1.20%
      1,720  Cognos, Inc. * ................  $    67,286
                                              -----------

             CHINA - 1.31%
      1,250  Netease.com, Inc., ADR * ......       73,537
                                              -----------

             FINLAND - 3.07%
     10,750  Nokia Oyj .....................      171,656
                                              -----------

             GERMANY - 5.34%
     23,000  ADVA AG Optical Networking * ..      136,364
        945  SAP AG ........................      162,481
                                              -----------
                                                  298,845
                                              -----------

             JAPAN - 5.25%
      1,095  Canon, Inc., ADR ..............       53,841
        700  HOYA Corp. ....................       86,298
      1,700  Murata Manufacturing Co., Ltd.        82,259
      1,300  Nitto Denko Corp. .............       71,461
                                              -----------
                                                  293,859
                                              -----------

             KOREA - 3.06%
        760  NHN Corp. * ...................       94,010
        140  Samsung Electronics Co., Ltd. .       77,043
                                              -----------
                                                  171,053
                                              -----------

             NETHERLANDS - 3.43%
      4,550  ASML Holding N.V. * ...........       79,605
      3,392  TomTom N.V. * .................      112,152
                                              -----------
                                                  191,757
                                              -----------

             SWEDEN - 2.76%
     45,000  Telefonaktiebolaget LM Ericsson      154,119
                                              -----------

             SWITZERLAND - 3.33%
      4,820  Logitech International S.A. * .      186,097
                                              -----------

             TAIWAN - 2.70%
      6,900  Hon Hai Precision Industry Co.
             Ltd., GDR .....................       77,970
      8,500  Taiwan Semiconductor
             Manufacturing Co., Ltd., ADR ..       73,015
                                              -----------
                                                  150,985
                                              -----------

             UNITED STATES - 66.89%
     21,500  3Com Corp. * ..................       78,260
      3,228  Accenture Ltd. * ..............       80,829
      3,787  Altera Corp. * ................       82,822
      2,295  Amdocs Ltd. * .................       68,139
      4,240  Apple Computer, Inc. * ........      180,836
      4,260  Autodesk, Inc. ................      145,649


                                                    VALUE
   SHARES                                        (NOTE 2)
---------------------------------------------------------
             UNITED STATES - (continued)
      3,200  Automatic Data Processing, Inc.    $ 142,112
      6,394  Cisco Systems, Inc. * .........      122,445
      1,725  Cognizant Technology Solutions
             Corp. * .......................       84,663
      4,060  Dell, Inc. * ..................      164,308
      2,525  Digital River, Inc. * .........      100,937
      2,500  eBay, Inc. * ..................      104,450
      5,800  EMC Corp. * ...................       79,402
        290  Google, Inc., Class A * .......       83,450
      6,483  Intel Corp. ...................      175,949
      1,950  International Business Machines
             Corp. .........................      162,747
      2,225  Macromedia, Inc. * ............       89,334
      4,150  Marvell Technology Group Ltd. *      181,313
      1,778  Maxim Integrated Products, Inc.       74,445
      3,205  Microchip Technology, Inc. ....       99,579
      2,050  MICROS Systems, Inc. * ........       88,048
      7,335  Microsoft Corp. ...............      187,849
      5,450  Monster Worldwide, Inc. * .....      165,516
      3,600  Motorola, Inc. ................       76,248
      5,350  Oracle Corp. * ................       72,653
      7,000  PlanetOut, Inc. * .............       68,670
      4,700  Quest Software, Inc. * ........       66,975
      2,025  Scientific-Atlanta, Inc. ......       77,963
      3,725  Seagate Technology * ..........       72,153
     19,000  Tellabs, Inc. * ...............      184,680
      4,825  Texas Instruments, Inc. .......      153,242
      2,685  Verisign, Inc. * ..............       70,642
      4,550  Xyratex Ltd. * ................       76,213
      2,370  Yahoo, Inc. * .................       79,016
                                              -----------
                                                3,741,537
                                              -----------

TOTAL INVESTMENTS - 98.34% .................    5,500,731
                                              -----------
             (Cost $4,813,754)

NET OTHER ASSETS AND
             LIABILITIES - 1.66% ...........       93,078
                                              -----------

TOTAL NET ASSETS - 100.00% .................  $ 5,593,809
                                              ===========

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

GLOBAL TECHNOLOGY FUND
 JULY 31, 2005 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                      % OF NET
A PERCENTAGE OF NET ASSETS:                      ASSETS
--------------------------------------------------------
Communications Equipment....................      19.91%
Semiconductors..............................      16.40
Application Software........................      10.73
Internet Software & Services................      10.19
Computer Hardware...........................       9.08
Systems Software............................       6.23
Computer Storage & Peripheral...............       6.04
Electronic Equipment Manufacturing..........       3.01
Human Resources & Employment Services.......       2.96
IT Consulting & Other Services..............       2.96
Electronic Manufacturing Services...........       2.76
Data Products & Outsourced Services.........       2.54
Internet Retail.............................       1.87
Semiconductor Equipment.....................       1.42
Specialty Chemicals.........................       1.28
Office Electronics..........................       0.96
                                                 -------
Total Investments...........................      98.34
Net Other Assets and Liabilities............       1.66
                                                 -------
                                                 100.00%
                                                 =======

          *  Non-income producing security
        ADR  American Depository Receipts
        GDR  Global Depository Receipts


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2005

                                                    VALUE
   SHARES                                        (NOTE 2)
---------------------------------------------------------
COMMON STOCKS - 97.21%

             FRANCE - 8.62%
    400,000  France Telecom S.A. ........... $ 12,352,445
    200,000  Technip S.A. ..................   10,698,663
    143,600  Vinci S.A. ....................   11,630,406
    350,000  Vivendi Universal S.A. ........   11,139,388
                                             ------------
                                               45,820,902
                                             ------------

             GERMANY - 9.29%
     44,776  DaimlerChrysler AG ............    2,178,062
    525,000  Deutsche Post AG ..............   13,023,536
    700,000  Deutsche Telekom AG ...........   13,893,469
    425,000  MobilCom AG ...................   10,615,003
    125,000  Siemens AG ....................    9,646,559
                                             ------------
                                               49,356,629
                                             ------------

             GREECE - 2.12%
    400,000  Coca-Cola Hellenic Bottling Co.,
             S.A. ..........................   11,280,639
                                             ------------

             HONG KONG - 3.17%
  1,153,000  Esprit Holdings ...............    8,602,762
    860,000  Swire Pacific Ltd. ............    8,219,925
                                             ------------
                                               16,822,687
                                             ------------

             ITALY - 2.41%
  1,498,127  Enel SpA ......................   12,832,899
                                             ------------

             JAPAN - 23.61%
  1,953,000  Daiwa Securities Group, Inc. ..   11,465,244
  1,496,000  Mitsui & Co., Ltd. ............   14,424,407
     62,500  Murata Manufacturing Co., Ltd.     3,024,238
    551,500  Nippon System Development
             Co., Ltd. .....................   11,282,633
     50,700  Nitto Denko Corp. .............    2,786,978
      7,929  NTT DoCoMo, Inc. ..............   12,271,701
    293,000  Secom Co., Ltd. ...............   13,004,848
      1,884  Sumitomo Mitsui Financial
             Group, Inc. ...................   12,417,558
    718,200  Tokyo Broadcasting System, Inc.   12,354,893
  2,870,000  Toshiba Corp. .................   11,155,793
    321,800  Toyota Motor Corp. ............   12,164,999
      2,729  West Japan Railway Co. ........    9,127,009
                                             ------------
                                              125,480,301
                                             ------------

             KOREA - 3.51%
     18,040  Samsung Electronics Co., Ltd. .    9,927,535
    287,000  Shinhan Financial Group
             Co., Ltd. .....................    8,707,558
                                             ------------
                                               18,635,093
                                             ------------

             NETHERLANDS - 4.12%
    400,000  ABN AMRO Holding N.V. .........   10,000,291
    740,000  Pyaterochka Holding N.V. GDR *    11,899,200
                                             ------------
                                               21,899,491
                                             ------------

                                                    VALUE
   SHARES                                        (NOTE 2)
---------------------------------------------------------

             NORWAY - 2.58%
    630,000  Statoil ASA ................... $ 13,687,106
                                             ------------

             SINGAPORE - 3.77%
 14,500,000  Macquarie International
             Infrastructure Fund Ltd. * ....    9,845,276
  8,918,300  StarHub, Ltd. * ...............   10,181,625
                                             ------------
                                               20,026,901
                                             ------------

             SPAIN - 5.05%
  1,150,000  Banco Santander Central
             Hispano S.A. ..................   14,249,930
    470,000  Industria de Diseno Textil, S.A.  12,559,531
                                             ------------
                                               26,809,461
                                             ------------

             SWITZERLAND - 9.75%
    253,000  Adecco S.A. ...................   12,654,418
     56,509  Kuehne & Nagel International
             AG ............................   12,608,232
    368,000  Logitech International S.A. *     14,208,218
     16,400  SGS, S.A. .....................   12,320,205
                                             ------------
                                               51,791,073
                                             ------------

             THAILAND - 3.00%
  3,202,000  Bangkok Bank Public Co., Ltd. .    8,148,170
  1,400,000  PTT Public Co. ................    7,797,383
                                             ------------
                                               15,945,553
                                             ------------

             UNITED KINGDOM - 10.36%
    580,000  British American Tobacco plc ..   11,590,336
  2,008,000  Capita Group plc ..............   12,775,557
  1,200,000  Halfords Group plc ............    6,527,539
    508,988  IP2IPO Group plc * ............    5,233,244
    136,131  NDS Group plc, ADR * ..........    4,932,026
  1,511,049  Regal Petroleum plc * .........    4,860,011
  1,600,000  Tesco plc .....................    9,153,318
                                             ------------
                                               55,072,031
                                             ------------

             UNITED STATES - 5.85%
    900,000  3Com Corp. * ..................    3,276,000
     94,250  Apple Computer, Inc. * ........    4,019,763
    108,500  Autodesk, Inc. ................    3,709,615
    128,450  Intel Corp. ...................    3,486,133
    135,250  Microchip Technology, Inc. ....    4,202,217
    115,000  Microsoft Corp. ...............    2,945,150
    116,000  Monster Worldwide, Inc. * .....    3,575,062
    103,700  Texas Instruments, Inc. .......    3,293,512
     98,000  VeriSign, Inc. * ..............    2,578,380
                                             ------------
                                               31,085,832
                                             ------------

             TOTAL COMMON STOCKS ........... $516,546,598
                                             ------------
             (Cost $474,566,190)


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
 JULY 31, 2005 (CONTINUED)

     PAR                                          VALUE
   AMOUNT                                       (NOTE 2)

SHORT-TERM INVESTMENTS - 4.18%

               REPURCHASE AGREEMENTS - 4.18%
$   8,147,000  State Street Bank and Trust Co.,
               1.40% dated 7/29/2005 to be
               repurchased at the price of
               $8,147,950 on 8/1/05,
               collateralized by $6,410,000
               par U.S. Treasury Bond,
               7.50%, due 11/15/16. ........ $  8,147,000
                                             ------------
   14,068,000  State Street Bank and Trust Co.,
               2.15% dated 7/29/2005 to be
               repurchased at the price of
               $14,070,521 on 8/1/05,
               collateralized by $11,065,000
               par U.S. Treasury Bond,
               7.50%, due 11/15/16. ........   14,068,000
                                             ------------

               TOTAL SHORT-TERM
               INVESTMENTS .................   22,215,000
                                             ------------
               (Cost $22,215,000)

TOTAL INVESTMENTS - 101.39% ................  538,761,598
                                             ------------
               (Cost $496,781,190)

NET OTHER ASSETS AND
               LIABILITIES - (1.39)% .......  (7,388,791)
                                             ------------

TOTAL NET ASSETS - 100.00% ................. $531,372,807
                                             ============

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                        % OF NET
A PERCENTAGE OF NET ASSETS:                        ASSETS
----------------------------------------------------------
Diversified Banks...........................        10.07%
Wireless Telecommunication Services.........         6.22
Human Resources & Employment Services.......         5.46
Integrated Telecommunication Services.......         4.94
Diversified Commercial Services.............         4.77
Integrated Oil & Gas........................         4.04
Apparel Retail..............................         3.98
Food Retail.................................         3.96
Semiconductors..............................         3.93
Application Software........................         3.75
Computer Hardware...........................         2.86
Trading Company & Distributors..............         2.71
Automobile Manufacturers....................         2.70
Computer Storage & Peripheral...............         2.67
Air Freight & Logistics.....................         2.45
Electric Utilities..........................         2.42
Marine......................................         2.37
Broadcasting & Cable TV.....................         2.33
Construction & Engineering..................         2.19
Tobacco.....................................         2.18
Investment Banking & Broker.................         2.16
Soft Drinks.................................         2.12
Movies & Entertainment......................         2.10
Oil & Gas Equipment & Services..............         2.01
Investment Company..........................         1.85
Industrial Conglomerates....................         1.82
Railroads...................................         1.72
Real Estate Management & Development........         1.55
Automotive Retail...........................         1.23
Asset Management & Custody Banks............         0.99
Oil & Gas Exploration & Products............         0.91
Communications Equipment....................         0.62
Electronic Equipment Manufacturing..........         0.57
Systems Software............................         0.55
Specialty Chemicals.........................         0.52
Internet Software & Services................         0.49
                                                   -------
Common Stocks...............................        97.21
Short-Term Investments......................         4.18
                                                   -------
Total Investments...........................       101.39
Net Other Assets and Liabilities............        (1.39)
                                                   -------
                                                   100.00%
                                                   =======

          *  Non-income producing security
        ADR  American Depository Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

INCOME ADVANTAGE FUND
JULY 31, 2005

     PAR                                                                                                           VALUE
   AMOUNT                                                                         COUPON     MATURITY           (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 91.23%
             APPAREL & TEXTILES - 1.56%
$   500,000  Samsonite Corp. ............................................          8.875%      6/1/11        $   541,250
                                                                                                             -----------

             AUTO - 3.37%
    500,000  General Motors Acceptance Corp. ............................          6.750      12/1/14            471,736
    400,000  Goodyear Tire & Rubber Co. (a) .............................          9.000       7/1/15            410,000
    250,000  Tenneco Automotive, Inc., Series B .........................         10.250      7/15/13            286,250
                                                                                                             -----------
                                                                                                               1,167,986
                                                                                                             -----------

             BUILDING & CONSTRUCTION - 1.53%
    500,000  K. Hovnanian Enterprises, Inc. .............................          7.750      5/15/13            532,500
                                                                                                             -----------

             BUILDING MATERIAL - 1.75%
    400,000  Ply Gem Industries, Inc. ...................................          9.000      2/15/12            352,000
    275,000  WCI Communities, Inc. ......................................          6.625      3/15/15            257,125
                                                                                                             -----------
                                                                                                                 609,125
                                                                                                             -----------

             CHEMICALS - 4.07%
    700,000  Crystal US Holdings, Series B (c) ..........................          0/10.500   10/1/14            507,500
    500,000  Equistar Chemicals LP ......................................         10.125       9/1/08            552,500
    350,000  PQ Corp. (a) ...............................................          7.500      2/15/13            351,750
                                                                                                             -----------
                                                                                                               1,411,750
                                                                                                             -----------

             CONSUMER PRODUCTS - 3.54%
    300,000  Elizabeth Arden, Inc. ......................................          7.750      1/15/14            318,375
    500,000  Prestige Brands, Inc. ......................................          9.250      4/15/12            512,500
    400,000  Spectrum Brands, Inc. ......................................          7.375       2/1/15            397,000
                                                                                                             -----------
                                                                                                               1,227,875
                                                                                                             -----------

             DIVERSIFIED CAPITAL MARKETS - 0.87%
    300,000  Trinity Industries, Inc. ...................................          6.500      3/15/14            300,750
                                                                                                             -----------

             DIVERSIFIED COMMERCIAL SERVICES - 1.41%
    500,000  United Rentals North America, Inc. .........................          7.750     11/15/13            490,000
                                                                                                             -----------

             ELECTRONICS - 1.78%
    250,000  Freescale Semiconductor, Inc. ..............................          7.125      7/15/14            267,500
    250,000  L-3 Communications Corp. (a) ...............................          6.375     10/15/15            254,375
    100,000  Sanmina-SCI Corp. ..........................................          6.750       3/1/13             96,750
                                                                                                             -----------
                                                                                                                 618,625
                                                                                                             -----------

             ENERGY - 6.62%
    300,000  CITGO Petroleum Corp.                                                 6.000     10/15/11            303,000
    300,000  Delta Petroleum Corp. (a) ..................................          7.000       4/1/15            289,500
    400,000  Frontier Oil Corp. .........................................          6.625      10/1/11            418,000
    150,000  Grant Prideco, Inc. (a) ....................................          6.125      8/15/15            153,750
    300,000  Hilcorp Energy Co. (a) .....................................         10.500       9/1/10            334,500
    150,000  Ocean Rig Norway AS (a) ....................................          8.375       7/1/13            157,500
    300,000  Petrobras International Finance Co. ........................          7.750      9/15/14            316,500
    300,000  Premcor Refining Group, Inc. ...............................          7.500      6/15/15            325,500
                                                                                                             -----------
                                                                                                               2,298,250
                                                                                                             -----------

                       See Notes to Financial Statements.

                                       18


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

INCOME ADVANTAGE FUND
JULY 31, 2005 (CONTINUED)
     PAR                                                                                                           VALUE
   AMOUNT                                                                         COUPON     MATURITY           (NOTE 2)
------------------------------------------------------------------------------------------------------------------------

             ENVIRONMENTAL - 1.08%
$   400,000  Allied Waste North America, Inc. ...........................          6.125%     2/15/14        $   376,000
                                                                                                             -----------

             FINANCE & INVESTMENT - 3.68%
    300,000  American Real Estate Partners (a) ..........................          7.125      2/15/13            306,000
    100,000  Digicel Ltd. (a) ...........................................          9.250       9/1/12            103,250
    250,000  Fairfax Financial Holdings Ltd. ............................          7.750      4/26/12            245,000
    250,000  Global Cash Access LCC .....................................          8.750      3/15/12            271,562
    325,000  Refco Finance Holdings (a) .................................          9.000       8/1/12            352,625
                                                                                                             -----------
                                                                                                               1,278,437
                                                                                                             -----------

             FOOD WHOLESALE - 0.65%
    200,000  Pilgrims Pride Corp. .......................................          9.250     11/15/13            225,500
                                                                                                             -----------

             FORESTRY & PAPER - 1.99%
    300,000  Millar Western Forest Products Ltd. ........................          7.750     11/15/13            286,500
    500,000  Tembec Industries Inc. .....................................          8.500       2/1/11            402,500
                                                                                                             -----------
                                                                                                                 689,000
                                                                                                             -----------

             GAMING - 1.41%
    500,000  Wynn Las Vegas LLC .........................................          6.625      12/1/14            489,375
                                                                                                             -----------

             HEALTH SERVICES - 7.30%
    200,000  AMR Holdco / Emcare (a) ....................................         10.000      2/15/15            215,000
    400,000  Iasis Healthcare Corp. .....................................          8.750      6/15/14            437,500
    400,000  Select Medical Corp. .......................................          7.625       2/1/15            397,000
    150,000  Tenet Healthcare Corp. (a) .................................          9.250       2/1/15            155,250
    200,000  Tenet Healthcare Corp. .....................................          6.375      12/1/11            191,000
    500,000  US Oncology Holdings, Inc. (a) .............................          8.620      3/15/15            481,250
    300,000  US Oncology, Inc. ..........................................          9.000      8/15/12            328,500
    300,000  Vanguard Health Holding Co. II .............................          9.000      10/1/14            327,750
                                                                                                             -----------
                                                                                                               2,533,250
                                                                                                             -----------

             HOTELS - 1.15%
    400,000  Gaylord Entertainment Co. ..................................          6.750     11/15/15            400,000
                                                                                                             -----------

             LEISURE - 5.84%
    300,000  Bombardier Recreational Products, Inc. .....................          8.375     12/15/13            325,500
    400,000  Leslie's Poolmart ..........................................          7.750       2/1/13            409,000
    500,000  NCL Corp. (a) ..............................................         11.625      7/15/14            535,000
    200,000  Universal City Development Partners ........................         11.750       4/1/10            230,750
    500,000  Universal City Florida Holding Co. .........................          8.443       5/1/10            525,000
                                                                                                             -----------
                                                                                                               2,025,250
                                                                                                             -----------

             MACHINERY - 1.79%
    270,000  Case New Holland, Inc. .....................................          6.000       6/1/09            267,975
    350,000  Douglas Dynamics LLC (a) ...................................          7.750      1/15/12            354,375
                                                                                                             -----------
                                                                                                                 622,350
                                                                                                             -----------

             MEDIA - 9.30%
    250,000  CCO Holdings LLC (a) .......................................          7.535     12/15/10            248,125
    250,000  Charter Communication Holdings II LLC ......................         10.250      9/15/10            259,375
    200,000  Charter Communications Operating LLC (a) ...................          8.375      4/30/14            203,500
    400,000  CSC Holdings, Inc. .........................................          7.250      7/15/08            407,000

                       See Notes to Financial Statements.


                                       19


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS


INCOME ADVANTAGE FUND
JULY 31, 2005 (CONTINUED)

     PAR                                                                                                           VALUE
   AMOUNT                                                                         COUPON     MATURITY           (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
             MEDIA (CONTINUED)
$   300,000  Echostar DBS Corp. .........................................          6.625%     10/1/14        $   299,250
    300,000  Entravision Communications Corp. ...........................          8.125      3/15/09            314,625
    400,000  Kabel Deutschland GmbH (a) .................................         10.625       7/1/14            444,000
    200,000  Nextmedia Operating, Inc. ..................................         10.750       7/1/11            219,250
    400,000  Sinclair Broadcast Group, Inc. .............................          8.750     12/15/11            426,000
    500,000  Telenet Group Holding NV (a), (c) ..........................          0/11.500   6/15/14            405,000
                                                                                                             -----------
                                                                                                               3,226,125
                                                                                                             -----------

             METAL & MINING - 0.89%
    300,000  Novelis, Inc. (a) ..........................................          7.250      2/15/15            308,250
                                                                                                             -----------

             NON-FOOD & DRUG RETAIL - 2.99%
    510,000  Blockbuster, Inc. (a) ......................................          9.000       9/1/12            465,375
    300,000  Petro Stopping Centers L.P. ................................          9.000      2/15/12            306,000
    300,000  Toys R Us, Inc. ............................................          7.875      4/15/13            267,000
                                                                                                             -----------
                                                                                                               1,038,375
                                                                                                             -----------

             OFFICE EQUIPMENT - 0.93%
    300,000  Xerox Corp. ................................................          7.625      6/15/13            321,750
                                                                                                             -----------


             PACKAGING - 3.52%
    500,000  AEP Industries, Inc. (a) ...................................          7.875      3/15/13            502,037
    300,000  Graham Packaging Co., Inc. (a) .............................          9.875     10/15/14            310,500
    400,000  Owens-Brockway Glass Container .............................          6.750      12/1/14            408,500
                                                                                                             -----------
                                                                                                               1,221,037
                                                                                                             -----------

             PUBLISHING & PRINTING - 0.69%
    250,000  Nebraska Book Co., Inc. ....................................          8.625      3/15/12            239,375
                                                                                                             -----------

             REAL ESTATE - 0.59%
    200,000  Trustreet Properties, Inc. (a) .............................          7.500       4/1/15            206,500
                                                                                                             -----------

             SERVICES - 3.79%
    500,000  FTI Consulting, Inc. (a) ...................................          7.625      6/15/13            510,625
    300,000  Hydrochem Industrial Services, Inc. (a) ....................          9.250      2/15/13            283,500
    500,000  Sungard Data Systems Inc. (a) ..............................         10.250      8/15/15            520,625
                                                                                                             -----------
                                                                                                               1,314,750
                                                                                                             -----------

             TELECOMMUNICATIONS - 7.38%
    500,000  MCI Inc. ...................................................          8.735       5/1/14            563,750
    400,000  Millicom International Cellular S.A. .......................         10.000      12/1/13            416,000
    400,000  PanAmSat Holding Corp. (c) .................................          0/10.375   11/1/14            288,000
    300,000  Qwest Services Corp. .......................................         13.500     12/15/10            346,500
    200,000  Rogers Wireless Communications, Inc. .......................          6.375       3/1/14            204,000
    350,000  Rogers Wireless Communications, Inc. .......................          6.535     12/15/10            366,187
    350,000  Rogers Wireless Communications, Inc. .......................          7.250     12/15/12            377,125
                                                                                                             -----------
                                                                                                               2,561,562
                                                                                                             -----------

             TRANSPORTATION - 2.17%
    400,000  Grupo Transportacion Ferroviaria Mexicana, S.A. (a) ........          9.375       5/1/12            430,000
    300,000  Horizon Lines LLC (a) ......................................          9.000      11/1/12            323,250
                                                                                                             -----------
                                                                                                                 753,250
                                                                                                             -----------

                       See Notes to Financial Statements.

                                       20


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

INCOME ADVANTAGE FUND
JULY 31, 2005 (CONTINUED)
     PAR                                                                                                           VALUE
   AMOUNT                                                                         COUPON     MATURITY           (NOTE 2)
------------------------------------------------------------------------------------------------------------------------

             UTILITIES - 7.59%
$   400,000  AES Corp. (a) ..............................................          9.000%     5/15/15        $   448,000
    400,000  Dynegy Holdings, Inc. (a) ..................................          9.875      7/15/10            444,000
    400,000  Markwest Energy Partners (a) ...............................          6.875      11/1/14            406,000
    500,000  Mirant Americas Generation LLC (b) .........................          8.300       5/1/11            577,500
    200,000  MSW Energy Holdings, Series B ..............................          7.375       9/1/10            209,000
    400,000  Reliant Resourse, Inc. .....................................          9.500      7/15/13            447,000
    100,000  Tenaska Alabama Partners L.P. (a) ..........................          7.000      6/30/21            104,250
                                                                                                             -----------
                                                                                                               2,635,750
                                                                                                             -----------

             TOTAL CORPORATE BONDS ......................................                                     31,663,997
                                                                                                             -----------
             (Cost $31,161,334)

FOREIGN SOVEREIGN BONDS - 6.36%

             BRAZIL - 1.25%
    300,000  Federal Republic of Brazil .................................          9.250     10/22/10            331,800
    100,000  Federal Republic of Brazil .................................          8.875     10/14/19            103,750
                                                                                                             -----------
                                                                                                                 435,550
                                                                                                             -----------

             GERMANY - 1.11%
    300,000  Aries Vermogensverwaltungs (Russia) (a) ....................          9.600     10/25/14            386,700
                                                                                                             -----------

             PERU - 0.43%
    150,000  Republic of Peru ...........................................          7.350      7/21/25            149,775
                                                                                                             -----------

             RUSSIA - 0.87%
    300,000  VTB Capital S.A. (a) .......................................          6.250       7/2/35            300,750
                                                                                                             -----------

             TURKEY - 1.27%
    250,000  Republic of Turkey .........................................          9.000      6/30/11            285,000
    150,000  Republic of Turkey .........................................          7.250      3/15/15            154,590
                                                                                                             -----------
                                                                                                                 439,590
                                                                                                             -----------

             URUGUAY - 1.43%
    500,000  Republic of Uruguay ........................................          7.500      3/15/15            495,000
                                                                                                             -----------

             TOTAL FOREIGN SOVEREIGN BONDS ..............................                                      2,207,365
                                                                                                             -----------
             (Cost $2,057,003)

             TOTAL INVESTMENTS - 97.59% .................................                                     33,871,362
                                                                                                             -----------
             (Cost $33,218,337)

NET OTHER ASSETS AND LIABILITIES - 2.41% ................................                                        835,269
                                                                                                             -----------

TOTAL NET ASSETS - 100.00% ..............................................                                    $34,706,631
                                                                                                             ===========

a) 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(b)  Defaulted security.

(c) Security is a step coupon bond where the coupon increases on a predetermined date.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

U.S. CORE GROWTH FUND
 JULY 31, 2005

                                                    VALUE
   SHARES                                        (NOTE 2)
---------------------------------------------------------
COMMON STOCKS - 99.66%

             BEVERAGES - 1.97%
      9,700  Coca-Cola Co. .................  $   424,472
                                              -----------

             CAPITAL MARKETS - 3.81%
      3,700  Goldman Sachs Group, Inc. .....      397,676
      5,200  UBS AG ........................      426,192
                                              -----------
                                                  823,868
                                              -----------

             CHEMICALS - 2.71%
      8,700  Monsanto Co. ..................      586,119

             COMMERCIAL SERVICES &
             SUPPLIES - 2.24%
     22,700  Cendant Corp. .................      484,872
                                              -----------

             COMMUNICATIONS
             EQUIPMENT - 7.49%
     26,000  Corning, Inc. * ...............      495,300
     19,600  Juniper Networks, Inc. * ......      470,204
     30,800  Motorola, Inc. ................      652,344
                                              -----------
                                                1,617,848
                                              -----------

             COMPUTER &
             PERIPHERAL - 2.09%
     33,000  EMC Corp. * ...................      451,770
                                              -----------

             CONSUMER FINANCE - 5.14%
      7,900  American Express Co. ..........      434,500
      8,200  Capital One Financial Corp. ...      676,500
                                              -----------
                                                1,111,000
                                              -----------

             DIVERSIFIED CONSUMER
             SERVICES - 2.16%
      6,200  Apollo Group Inc., Class A * ..      465,930
                                              -----------

             DIVERSIFIED FINANCIAL
             SERVICES - 1.81%
      1,300  Chicago Mercantile Exchange
             Holdings, Inc. ................      391,365
                                              -----------

             ENERGY EQUIPMENT &
             SERVICES - 1.93%
      7,400  Transocean Inc. * .............      417,582
                                              -----------

             HEALTH CARE EQUIPMENT
             & SUPPLIES - 6.73%
     11,130  Boston Scientific Corp. * .....      322,214
     13,990  St. Jude Medical, Inc. * ......      663,266
      5,700  Zimmer Holdings, Inc. * .......      469,452
                                              -----------
                                                1,454,932
                                              -----------


                                                    VALUE
   SHARES                                        (NOTE 2)
---------------------------------------------------------
             HEALTH CARE PROVIDERS &
             SERVICES - 7.52%
     14,335  Caremark Rx, Inc. * ...........  $   639,054
      5,800  CIGNA Corp. ...................      619,150
     30,200  Tenet Healthcare Corp. * ......      366,628
                                              -----------
                                                1,624,832
                                              -----------

             HOTELS, RESTAURANTS &
             LEISURE - 5.15%
     23,200  Hilton Hotels Corp. ...........      574,200
      8,500  Starwood Hotels & Resorts
             Worldwide, Inc. ...............      538,220
                                              -----------
                                                1,112,420
                                              -----------

             HOUSEHOLD PRODUCTS - 1.91%
      7,400  The Procter & Gamble Co. ......      411,662
                                              -----------

             INDUSTRIAL
             CONGLOMERATES - 4.14%
      5,300  3M Co. ........................      397,500
     16,300  Tyco International, Ltd. ......      496,661
                                              -----------
                                                  894,161
                                              -----------

             INDUSTRIAL POWER PRODUCTS &
             ENERGY TRADES - 1.56%
      5,600  Constellation Energy Group ....      337,176
                                              -----------

             INTERNET SOFTWARE &
             SERVICES - 1.87%
      1,400  Google, Inc., Class A * .......      402,864
                                              -----------

             MACHINERY - 2.13%
      7,000  Parker Hannifin Corp. .........      460,040
                                              -----------

             MEDIA - 8.69%
     19,000  Comcast Corp., Class A * ......      570,000
     14,700  The Walt Disney Co. ...........      376,908
     28,900  Time Warner, Inc. * ...........      491,878
     12,300  XM Satellite Radio Holdings,
             Inc. * ........................      438,249
                                              -----------
                                                1,877,035
                                              -----------

             MULTILINE RETAIL - 2.35%
      8,640  Target Corp. ..................      507,600
                                              -----------

             OIL & GAS - 2.35%
      8,650  Exxon Mobil Corp. .............      508,188
                                              -----------

             PHARMACEUTICALS - 6.42%
      8,455  Glaxosmithkline plc, ADR ......      401,105
      6,900  Pfizer, Inc. ..................      182,850
      3,500  Roche Holdings, Ltd., ADR .....      238,175
     18,000  Teva Pharmaceutical Industries,
             Ltd., ADR .....................      565,200
                                              -----------
                                                1,387,330
                                              -----------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

U.S. CORE GROWTH FUND
JULY 31, 2005 (CONTINUED)


                                                    VALUE
   SHARES                                        (NOTE 2)
---------------------------------------------------------
             SEMICONDUCTOR &
             SEMICONDUCTOR
             EQUIPMENT - 7.82%
     28,600  Applied Materials, Inc. .......  $   527,956
     11,200  Linear Technology Corp. .......      435,232
     13,300  Microchip Technology, Inc. ....      413,231
     11,000  Xilinx, Inc. ..................      311,850
                                              -----------
                                                1,688,269
                                              -----------
             SOFTWARE - 7.83%
     16,700  Adobe Systems, Inc. ...........      494,988
      6,300  Electronic Arts, Inc. * .......      362,880
     10,040  Mercury Interactive Corp. * ...      395,275
     19,948  Symantec Corp. * ..............      438,257
                                              -----------
                                                1,691,400
                                              -----------

             TEXTILE, APPAREL
             & LUXURY GOODS - 1.84%
      4,750  Nike, Inc., Class B ...........      398,050
                                              -----------

TOTAL INVESTMENTS - 99.66% .................   21,530,785
                                              -----------
             (Cost $19,891,816)

NET OTHER ASSETS AND
             LIABILITIES - 0.34% ...........       72,880
                                              -----------

TOTAL NET ASSETS - 100.00% .................  $21,603,665
                                              ===========

          *  Non-income producing security
        ADR  American Depository Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2005

                                                            EUROPEAN        GLOBAL    INTERNATIONAL           INCOME      U.S. CORE
                                                               FOCUS    TECHNOLOGY    OPPORTUNITIES        ADVANTAGE         GROWTH
                                                                FUND          FUND             FUND             FUND           FUND
====================================================================================================================================
ASSETS:
Investments, at value
        Securities                                      $266,327,821    $5,500,731     $516,546,598      $33,871,362    $21,530,785
        Repurchase agreements                             13,669,000            --       22,215,000               --             --
------------------------------------------------------------------------------------------------------------------------------------
Total investments, at value                              279,996,821     5,500,731      538,761,598       33,871,362     21,530,785
Cash                                                             483       233,997            3,532               --         52,694
Foreign cash, at value                                        31,051            11              117               --             --
Dividends and interest receivable                            340,099           543          524,758          663,303          5,395
Receivable from investment adviser                                --        11,727               --           14,796          8,799
Receivable for investment securities sold                    786,224        72,214        2,987,805        1,032,771        508,788
Receivable for fund shares sold                            7,368,467        97,000        4,724,831        2,190,025        157,933
Prepaid expenses and other assets                             18,764         4,773           36,117            6,673         15,955
------------------------------------------------------------------------------------------------------------------------------------
        Total Assets                                     288,541,909     5,920,996      547,038,758       37,778,930     22,280,349
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                3,444,322       236,771       13,569,102        2,369,100        585,579
Payable for fund shares redeemed                             448,738        35,493          466,506          103,502         10,662
Payable to custodian                                              --            --               --          428,309             --
Payable for dividends                                             --            --               --           67,799             --
Payable to investment adviser                                315,240         5,225          559,409           23,534         19,555
Payable for 12b-1 distribution and service fees              118,006         2,437          228,558           18,492          8,627
Accrued expenses and other payables                          214,004        47,261          842,376           61,563         52,261
------------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities                                  4,540,310       327,187       15,665,951        3,072,299        676,684
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                              $284,001,599    $5,593,809     $531,372,807      $34,706,631    $21,603,665
====================================================================================================================================
NET ASSETS consist of:
Paid-in capital                                         $217,972,390    $4,856,309     $476,736,119      $34,193,458    $19,991,218
Accumulated undistributed net investment income/(loss)         3,954        (2,132)         (41,855)          54,446             --
Accumulated net realized gain/(loss) on investments       13,916,003        53,001       13,181,103         (194,298)       (26,522)
Net unrealized appreciation of investments
        and foreign currency translations                 52,109,252       686,631       41,497,440          653,025      1,638,969
------------------------------------------------------------------------------------------------------------------------------------
                                                        $284,001,599    $5,593,809     $531,372,807      $34,706,631    $21,603,665
NET ASSETS:
====================================================================================================================================
Class A Shares                                          $182,830,869    $3,331,283     $332,369,715      $16,374,908    $14,752,410
====================================================================================================================================
Class B Shares                                            26,963,980       906,464       37,291,293        4,751,499      3,002,469
====================================================================================================================================
Class C Shares                                            74,206,750     1,356,062      161,711,799       13,580,224      3,848,786
====================================================================================================================================

====================================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)     7,226,758       285,275       18,705,532        1,485,144      1,350,028
====================================================================================================================================
Class B Shares (unlimited number of shares authorized)     1,091,328        79,608        2,149,980          431,856        276,705
====================================================================================================================================
Class C Shares (unlimited number of shares authorized)     3,003,800       119,446        9,330,680        1,231,991        354,749
====================================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                $25.30        $11.68           $17.77           $11.03         $10.93
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge *                                         5.75%         5.75%            5.75%            4.75%          5.75%
Maximum offering price per share                              $26.84        $12.39           $18.85           $11.58         $11.60
====================================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                  $24.71        $11.39           $17.35           $11.00         $10.85
====================================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                  $24.70        $11.35           $17.33           $11.02         $10.85
====================================================================================================================================
Investments, at cost                                    $227,877,803    $4,813,754     $496,781,190      $33,218,337    $19,891,816
====================================================================================================================================
Foreign cash, at cost                                        $30,912           $11             $118               --             --
====================================================================================================================================

*    On sales of $50,000 or more, the sales charge will be reduced.

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.


                       See Notes to Financial Statements.

                                  24-25 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2005

                                            EUROPEAN           GLOBAL   INTERNATIONAL           INCOME        U.S. CORE
                                               FOCUS       TECHNOLOGY   OPPORTUNITIES        ADVANTAGE           GROWTH
                                                FUND             FUND            FUND             FUND             FUND
=======================================================================================================================
INVESTMENT INCOME:
Dividends                                 $4,707,412          $30,866      $7,039,083               --         $103,540
Interest                                     198,815               --         228,319       $2,099,906               --
Foreign taxes withheld                      (550,502)            (879)       (731,372)              --           (1,273)
-----------------------------------------------------------------------------------------------------------------------
   Total Investment Income                 4,355,725           29,987       6,536,030        2,099,906          102,267
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                   2,023,719           46,239       3,651,874          245,092          136,178
12b-1 distribution and service fees:
   Class A Shares                            310,744            4,767         500,926           31,742           20,136
   Class B Shares                            216,274            9,042         264,375           42,837           23,097
   Class C Shares                            564,469           10,423       1,051,804          118,537           20,156
Transfer agent fees                          226,540            6,248         430,396           37,193           18,442
Custodian fees                               182,635           35,449         299,335           32,127           37,025
Administrative fees                          180,190           29,447         276,094           49,017           33,067
Legal fees                                    92,568               61         143,770           13,443            4,082
Accounting fees                               70,988           70,156         111,633           54,387           45,772
Registration and filing fees                  67,486           29,035         126,439           33,337           22,497
Printing and postage fees                     54,431              339         100,567            8,191            4,044
Trustees' fees and expenses                   26,246              328          43,016            3,874            1,460
Audit fees                                    25,763           25,763          25,762           33,493           24,576
Chief Compliance Officer fees                  5,839              105           9,759              816              379
Offering expenses                                 --               --              --           11,953           56,186
Miscellaneous fees                            38,946              665          51,304            5,155            2,144
-----------------------------------------------------------------------------------------------------------------------
   Total Expenses                          4,086,838          268,067       7,087,054          721,194          449,241
-----------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed
   by investment advisor                          --         (176,402)             --         (225,318)        (169,205)
Previously reimbursed expenses recovered
   by investment advisor                     546,157               --         539,853               --               --
-----------------------------------------------------------------------------------------------------------------------
   Net Expenses                            4,632,995           91,665       7,626,907          495,876          280,036
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                (277,270)         (61,678)     (1,090,877)       1,604,030         (177,769)
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                17,959,197           80,301      15,837,262           (8,699)          38,189
   Foreign currency transactions            (625,082)          (1,739)     (1,188,755)              --               --
Net change in unrealized
   appreciation/(depreciation) of:
   Investments                            34,224,848          556,750      37,601,671          606,730        1,727,878
   Translation of other assets
      and liabilities                         (4,188)            (490)       (422,129)              --               --
-----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain       51,554,775          634,822      51,828,049          598,031        1,766,067
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS             $51,277,505         $573,144     $50,737,172       $2,202,061       $1,588,298
=======================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2005      JULY 31, 2004
=======================================================================================================================
Net investment loss                                                                        $(277,270)         $(531,985)
Net realized gain on investments
   and foreign currency transactions                                                      17,334,115         16,339,897
Net change in unrealized appreciation
   of investments and foreign currency translations                                       34,220,660         10,308,835
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      51,277,505         26,116,747
-----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                                 --           (113,272)
   Class B Shares                                                                                 --                 --
   Class C Shares                                                                                 --                 --
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  --           (113,272)
-----------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                         (9,782,041)        (1,512,519)
   Class B Shares                                                                         (1,913,975)          (575,764)
   Class C Shares                                                                         (4,702,806)        (1,367,881)
-----------------------------------------------------------------------------------------------------------------------
                                                                                         (16,398,822)        (3,456,164)
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         81,627,399         49,201,816
   Class B Shares                                                                          8,033,895          1,956,786
   Class C Shares                                                                         26,071,857          7,331,843
-----------------------------------------------------------------------------------------------------------------------
                                                                                         115,733,151         58,490,445
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               150,611,834         81,037,756

NET ASSETS:
Beginning of year                                                                        133,389,765         52,352,009
-----------------------------------------------------------------------------------------------------------------------
End of year                                                                             $284,001,599       $133,389,765
=======================================================================================================================
Accumulated undistributed net investment income                                               $3,954               $131
=======================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2005      JULY 31, 2004
=======================================================================================================================
Net investment loss                                                                         $(61,678)          $(64,587)
Net realized gain on investments
   and foreign currency transactions                                                          78,562            402,139
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                         556,260           (224,322)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                         573,144            113,230
-----------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                            (93,978)                --
   Class B Shares                                                                            (52,458)                --
   Class C Shares                                                                            (57,028)                --
-----------------------------------------------------------------------------------------------------------------------
                                                                                            (203,464)                --
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                          1,754,985            948,380
   Class B Shares                                                                             45,060            (95,792)
   Class C Shares                                                                            302,562            474,987
-----------------------------------------------------------------------------------------------------------------------
                                                                                           2,102,607          1,327,575
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                 2,472,287          1,440,805

NET ASSETS:
Beginning of year                                                                          3,121,522          1,680,717
-----------------------------------------------------------------------------------------------------------------------
End of year                                                                               $5,593,809         $3,121,522
=======================================================================================================================
Accumulated undistributed net investment loss                                                $(2,132)                --
=======================================================================================================================

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS


STATEMENTS OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2005      JULY 31, 2004
=======================================================================================================================
Net investment loss                                                                      $(1,090,877)       $(1,090,795)
Net realized gain on investments
   and foreign currency transactions                                                      14,648,507          5,386,163
Net change in unrealized appreciation of investments
   and foreign currency translations                                                      37,179,542          2,423,600
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      50,737,172          6,718,968
-----------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                         (2,136,851)          (353,677)
   Class B Shares                                                                           (337,425)          (101,087)
   Class C Shares                                                                         (1,242,140)          (285,087)
-----------------------------------------------------------------------------------------------------------------------
                                                                                          (3,716,416)          (739,851)
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                        199,665,967         93,405,305
   Class B Shares                                                                         16,907,328         11,517,392
   Class C Shares                                                                         83,567,888         53,490,567
-----------------------------------------------------------------------------------------------------------------------
                                                                                         300,141,183        158,413,264
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               347,161,939        164,392,381

NET ASSETS:
Beginning of year                                                                        184,210,868         19,818,487
-----------------------------------------------------------------------------------------------------------------------
End of year                                                                             $531,372,807       $184,210,868
-----------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income/(loss)                                      $(41,855)            $2,859
=======================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
INCOME ADVANTAGE FUND
                                                                                          YEAR ENDED       PERIOD ENDED
                                                                                       JULY 31, 2005      JULY 31, 2004*
=======================================================================================================================
Net investment income                                                                     $1,604,030           $621,347
Net realized gain/(loss) on investments
   and foreign currency transactions                                                          (8,699)            51,822
Net change in unrealized appreciation of investments
   and foreign currency translations                                                         606,730             46,295
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       2,202,061            719,464
-----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                           (817,450)          (308,111)
   Class B Shares                                                                           (247,731)          (113,115)
   Class C Shares                                                                           (678,084)          (256,528)
-----------------------------------------------------------------------------------------------------------------------
                                                                                          (1,743,265)          (677,754)
-----------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                            (41,973)                --
   Class B Shares                                                                            (14,005)                --
   Class C Shares                                                                            (39,302)                --
-----------------------------------------------------------------------------------------------------------------------
                                                                                             (95,280)                --
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                          8,664,945          7,595,541
   Class B Shares                                                                          1,332,977          3,301,777
   Class C Shares                                                                          5,326,148          8,080,017
-----------------------------------------------------------------------------------------------------------------------
                                                                                          15,324,070         18,977,335
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                15,687,586         19,019,045

NET ASSETS:
Beginning of period                                                                       19,019,045                 --
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                            $34,706,631        $19,019,045
=======================================================================================================================
Accumulated undistributed net investment income                                              $54,446            $78,913
=======================================================================================================================

*    The Henderson Income Advantage Fund commenced operations on September 30,
     2003.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
U.S. CORE GROWTH FUND

                                                                                          YEAR ENDED       PERIOD ENDED
                                                                                       JULY 31, 2005      JULY 31, 2004*
=======================================================================================================================
Net investment loss                                                                        $(177,769)           $(9,074)
Net realized gain/(loss) on investments
   and foreign currency transactions                                                          38,189            (20,266)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                       1,727,878            (88,909)
-----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                            1,588,298           (118,249)
-----------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                            (28,229)                --
   Class B Shares                                                                             (4,790)                --
   Class C Shares                                                                             (2,983)                --
-----------------------------------------------------------------------------------------------------------------------
                                                                                             (36,002)                --
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         12,257,751          1,514,493
   Class B Shares                                                                          1,248,710          1,538,748
   Class C Shares                                                                          3,239,502            370,414
-----------------------------------------------------------------------------------------------------------------------
                                                                                          16,745,963          3,423,655
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                18,298,259          3,305,406

NET ASSETS:
Beginning of period                                                                        3,305,406                 --
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                            $21,603,665         $3,305,406
=======================================================================================================================
Accumulated undistributed net investment income                                                   --            $31,498
=======================================================================================================================

* The Henderson U.S. Core Growth Fund commenced operations on April 30, 2004.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS


STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2005      JULY 31, 2004
=======================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $101,975,879        $63,913,608
Issued as reinvestment of dividends                                                        8,416,680          1,548,388
Redeemed                                                                                 (28,765,160)       (16,260,180)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $81,627,399        $49,201,816
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                      $9,127,932         $6,857,108
Issued as reinvestment of dividends                                                        1,786,936            551,338
Redeemed                                                                                  (2,880,973)        (5,451,660)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $8,033,895         $1,956,786
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                     $32,096,203        $16,047,138
Issued as reinvestment of dividends                                                        4,421,535          1,254,167
Redeemed                                                                                 (10,445,881)        (9,969,462)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $26,071,857         $7,331,843
=======================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       4,254,333          3,179,901
Issued as reinvestment of dividends                                                          387,855             89,970
Redeemed                                                                                  (1,220,760)          (799,498)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                               3,421,428          2,470,373
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                         392,243            366,781
Issued as reinvestment of dividends                                                           83,973             32,356
Redeemed                                                                                    (126,114)          (273,670)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 350,102            125,467
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                       1,367,287            851,909
Issued as reinvestment of dividends                                                          207,779             73,601
Redeemed                                                                                    (452,243)          (501,410)
=======================================================================================================================
Net increase                                                                               1,122,823            424,100
=======================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2005      JULY 31, 2004
=======================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                      $2,733,576         $1,322,847
Issued as reinvestment of dividends                                                           90,875                 --
Redeemed                                                                                  (1,069,466)          (374,467)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $1,754,985           $948,380
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                        $314,935           $269,207
Issued as reinvestment of dividends                                                           49,800                 --
Redeemed                                                                                    (319,675)          (364,999)
-----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                      $45,060           $(95,792)
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                        $690,060           $819,552
Issued as reinvestment of dividends                                                           50,991                 --
Redeemed                                                                                    (438,489)          (344,565)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $302,562           $474,987
=======================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                         241,368            121,128
Issued as reinvestment of dividends                                                            7,971                 --
Redeemed                                                                                     (94,091)           (33,839)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 155,248             87,289
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                          27,917             24,722
Issued as reinvestment of dividends                                                            4,458                 --
Redeemed                                                                                     (29,328)           (34,278)
-----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                        3,047             (9,556)
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                          62,341             77,353
Issued as reinvestment of dividends                                                            4,577                 --
Redeemed                                                                                     (40,079)           (32,998)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  26,839             44,355
=======================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS


STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2005      JULY 31, 2004
=======================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $226,025,460       $100,000,620
Issued as reinvestment of dividends                                                        1,993,845            336,641
Redeemed                                                                                 (28,353,338)        (6,931,956)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $199,665,967        $93,405,305
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                     $19,306,661        $12,850,804
Issued as reinvestment of dividends                                                          312,553             94,000
Redeemed                                                                                  (2,711,886)        (1,427,412)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $16,907,328        $11,517,392
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                     $94,094,443        $56,520,283
Issued as reinvestment of dividends                                                        1,167,540            271,938
Redeemed                                                                                 (11,694,095)        (3,301,654)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $83,567,888        $53,490,567
=======================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      13,284,389          6,721,968
Issued as reinvestment of dividends                                                          121,948             25,198
Redeemed                                                                                  (1,680,464)          (465,748)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              11,725,873          6,281,418
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                       1,170,817            891,607
Issued as reinvestment of dividends                                                           19,486              7,121
Redeemed                                                                                    (167,180)           (99,243)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                               1,023,123            799,485
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                       5,650,667          3,884,278
Issued as reinvestment of dividends                                                           72,835             20,601
Redeemed                                                                                    (710,158)          (224,057)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                               5,013,344          3,680,822
=======================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS


STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INCOME ADVANTAGE FUND

                                                                                          YEAR ENDED       PERIOD ENDED
                                                                                       JULY 31, 2005      JULY 31, 2004*
=======================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $13,637,672        $12,508,666
Issued as reinvestment of dividends                                                          560,895            187,442
Redeemed                                                                                  (5,533,622)        (5,100,567)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $8,664,945         $7,595,541
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                      $1,809,410         $3,525,563
Issued as reinvestment of dividends                                                          107,164             42,456
Redeemed                                                                                    (583,597)          (266,242)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $1,332,977         $3,301,777
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                      $6,981,093         $8,865,891
Issued as reinvestment of dividends                                                          442,487            131,678
Redeemed                                                                                  (2,097,432)          (917,552)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $5,326,148         $8,080,017
=======================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       1,231,930          1,172,483
Issued as reinvestment of dividends                                                           50,943             17,425
Redeemed                                                                                    (508,344)          (479,293)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 774,529            710,615
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                         163,382            333,628
Issued as reinvestment of dividends                                                            9,743              3,952
Redeemed                                                                                     (53,185)           (25,664)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 119,940            311,916
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                         633,220            824,183
Issued as reinvestment of dividends                                                           40,162             12,246
Redeemed                                                                                    (191,091)           (86,729)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 482,291            749,700
=======================================================================================================================

*    The Henderson Income Advantage Fund commenced operations on September 30,
     2003.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
U.S. CORE GROWTH FUND

                                                                                          YEAR ENDED       PERIOD ENDED
                                                                                       JULY 31, 2005      JULY 31, 2004*
=======================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $13,693,020         $1,521,180
Issued as reinvestment of dividends                                                           27,714                 --
Redeemed                                                                                  (1,462,983)            (6,687)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $12,257,751         $1,514,493
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                      $1,382,473         $1,561,197
Issued as reinvestment of dividends                                                            4,515                 --
Redeemed                                                                                    (138,278)           (22,449)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $1,248,710         $1,538,748
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                      $3,336,763           $370,414
Issued as reinvestment of dividends                                                            2,827                 --
Redeemed                                                                                    (100,088)                --
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $3,239,502           $370,414
=======================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       1,335,855            152,090
Issued as reinvestment of dividends                                                            2,704                 --
Redeemed                                                                                    (139,930)              (691)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                               1,198,629            151,399
=======================================================================================================================

CLASS B SHARES:
Sold                                                                                         136,456            155,611
Issued as reinvestment of dividends                                                              441                 --
Redeemed                                                                                     (13,490)            (2,313)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 123,407            153,298
=======================================================================================================================

CLASS C SHARES:
Sold                                                                                         327,114             36,805
Issued as reinvestment of dividends                                                              276                 --
Redeemed                                                                                      (9,446)                --
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 317,944             36,805
=======================================================================================================================

*    The Henderson U.S. Core Growth Fund commenced operations on April 30, 2004.

                       See Notes to Financial Statements.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                        -------------------------------------------      -------------------------------------------
                                                                  NET                     DIVIDENDS   DISTRIBUTIONS
                            NET ASSET          NET       REALIZED AND         TOTAL            FROM        FROM NET
                               VALUE,   INVESTMENT    UNREALIZED GAIN          FROM             NET        REALIZED
                            BEGINNING       INCOME          (LOSS) ON    INVESTMENT      INVESTMENT         CAPITAL           TOTAL
                            OF PERIOD        (LOSS)       INVESTMENTS    OPERATIONS          INCOME           GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/2005           $20.88      0.04 (b)              6.76          6.80            0.00           (2.38)          (2.38)
Year Ended 7/31/2004            15.47     (0.01)(b)              6.30          6.29           (0.06)          (0.82)          (0.88)
Year Ended 7/31/2003            11.61      0.16 (b)              3.76          3.92           (0.06)           0.00           (0.06)
Period Ended 7/31/2002 (a)      10.00      0.11 (b)              1.50          1.61            0.00            0.00            0.00

CLASS B
Year Ended 7/31/2005           $20.57     (0.15)(b)              6.67          6.52            0.00           (2.38)          (2.38)
Year Ended 7/31/2004            15.30     (0.21)(b)              6.30          6.09            0.00           (0.82)          (0.82)
Year Ended 7/31/2003            11.54      0.02 (b)              3.76          3.78           (0.02)           0.00           (0.02)
Period Ended 7/31/2002 (a)      10.00      0.09 (b)              1.45          1.54            0.00            0.00            0.00

CLASS C
Year Ended 7/31/2005           $20.57     (0.14)(b)              6.65          6.51            0.00           (2.38)          (2.38)
Year Ended 7/31/2004            15.30     (0.20)(b)              6.29          6.09            0.00           (0.82)          (0.82)
Year Ended 7/31/2003            11.53      0.03 (b)              3.76          3.79           (0.02)           0.00           (0.02)
Period Ended 7/31/2002 (a)      10.00      0.09 (b)              1.44          1.53            0.00            0.00            0.00

GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2005           $10.54     (0.14)(b)              1.91          1.77            0.00           (0.63)          (0.63)
Year Ended 7/31/2004             9.56     (0.20)(b)              1.18          0.98            0.00            0.00            0.00
Year Ended 7/31/2003             7.36     (0.13)(b)              2.41          2.28           (0.08)           0.00           (0.08)
Period Ended 7/31/2002 (a)      10.00     (0.16)(b)             (2.48)        (2.64)           0.00            0.00            0.00

CLASS B
Year Ended 7/31/2005           $10.36     (0.21)(b)              1.87          1.66            0.00           (0.63)          (0.63)
Year Ended 7/31/2004             9.48     (0.27)(b)              1.15          0.88            0.00            0.00            0.00
Year Ended 7/31/2003             7.31     (0.18)(b)              2.43          2.25           (0.08)           0.00           (0.08)
Period Ended 7/31/2002 (a)      10.00     (0.21)(b)             (2.48)        (2.69)           0.00            0.00            0.00

CLASS C
Year Ended 7/31/2005           $10.34     (0.21)(b)              1.85          1.64            0.00           (0.63)          (0.63)
Year Ended 7/31/2004             9.45     (0.27)(b)              1.16          0.89            0.00            0.00            0.00
Year Ended 7/31/2003             7.31     (0.18)(b)              2.40          2.22           (0.08)           0.00           (0.08)
Period Ended 7/31/2002 (a)      10.00     (0.20)(b)             (2.49)        (2.69)           0.00            0.00            0.00
                                                                                RATIOS TO AVERAGE NET ASSETS:
                                                                    ---------------------------------------------------
                                                                                                               RATIO OF
                                                                                                     OPERATING EXPENSES
                                                                         RATIO OF         RATIO OF       TO AVERAGE NET
                            NET ASSET                NET ASSETS,        OPERATING   NET INVESTMENT       ASSETS WITHOUT
                               VALUE,                    END OF       EXPENSES TO     INCOME/(LOSS)      WAIVERS AND/OR   PORTFOLIO
                               END OF       TOTAL        PERIOD           AVERAGE       TO AVERAGE             EXPENSES    TURNOVER
                           THE PERIOD   RETURN (C)         (000)    NET ASSETS (D)   NET ASSETS (D)       REIMBURSED (D)       RATE
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/2005           $25.30       34.43%     $182,831              2.00%            0.18%                1.73%         51%
Year Ended 7/31/2004            20.88       41.89        79,459              2.00            (0.04)                2.15          88
Year Ended 7/31/2003            15.47       33.93        20,647              2.00             1.20                 4.60          76
Period Ended 7/31/2002 (a)      11.61       16.10         2,169              2.00             0.95                22.40          67

CLASS B
Year Ended 7/31/2005           $24.71       33.54%      $26,964              2.75%           (0.67)%               2.48%         51%
Year Ended 7/31/2004            20.57       40.92        15,246              2.75            (1.06)                2.90          88
Year Ended 7/31/2003            15.30       32.83         9,420              2.75             0.16                 5.35          76
Period Ended 7/31/2002 (a)      11.54       15.40         2,831              2.75             0.79                23.15          67

CLASS C
Year Ended 7/31/2005           $24.70       33.48%      $74,207              2.75%           (0.62)%               2.48%         51%
Year Ended 7/31/2004            20.57       40.92        38,684              2.75            (1.02)                2.90          88
Year Ended 7/31/2003            15.30       32.94        22,285              2.75             0.24                 5.35          76
Period Ended 7/31/2002 (a)      11.53       15.30         5,550              2.75             0.77                23.15          67

GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2005           $11.68       16.90%       $3,331              2.00%           (1.26)%              6.58%         164%
Year Ended 7/31/2004            10.54       10.25         1,371              2.00            (1.75)                7.01         234
Year Ended 7/31/2003             9.56       31.38           409              2.00            (1.74)               22.78         238
Period Ended 7/31/2002 (a)       7.36      (26.40)          164              2.00            (1.84)               80.48         134

CLASS B
Year Ended 7/31/2005           $11.39       16.10%         $906              2.75%           (1.92)%              7.33%         164%
Year Ended 7/31/2004            10.36        9.28           794              2.75            (2.45)                7.76         234
Year Ended 7/31/2003             9.48       31.10           816              2.75            (2.48)               23.53         238
Period Ended 7/31/2002 (a)       7.31      (26.90)          412              2.75            (2.56)               81.23         134

CLASS C
Year Ended 7/31/2005           $11.35       15.93%       $1,356              2.75%           (1.96)%              7.33%         164%
Year Ended 7/31/2004            10.34        9.42           957              2.75            (2.47)                7.76         234
Year Ended 7/31/2003             9.45       30.69           456              2.75            (2.50)               23.53         238
Period Ended 7/31/2002 (a)       7.31      (26.90)          289              2.75            (2.59)               81.23         134

(a) The Henderson European Focus and Global Technology Funds commenced operations on August 31, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized.


                       See notes to financial statements.

                                  38-39 spread

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                        -------------------------------------------      -------------------------------------------
                                                                  NET                     DIVIDENDS   DISTRIBUTIONS
                            NET ASSET          NET       REALIZED AND         TOTAL            FROM        FROM NET
                               VALUE,   INVESTMENT    UNREALIZED GAIN          FROM             NET        REALIZED
                            BEGINNING       INCOME          (LOSS) ON    INVESTMENT      INVESTMENT         CAPITAL           TOTAL
                            OF PERIOD        (LOSS)       INVESTMENTS    OPERATIONS          INCOME           GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2005           $14.94      0.00 (b),(*)          3.08          3.08            0.00           (0.25)          (0.25)
Year Ended 7/31/2004            11.99     (0.10)(b)              3.22          3.12            0.00           (0.17)          (0.17)
Year Ended 7/31/2003            10.51      0.00 (b),(*)          1.55          1.55           (0.07)           0.00           (0.07)
Period Ended 7/31/2002 (a)      10.00     (0.05)(b)              0.56          0.51            0.00            0.00            0.00
CLASS B
Year Ended 7/31/2005           $14.70     (0.14)(b)              3.04          2.90            0.00           (0.25)          (0.25)
Year Ended 7/31/2004            11.88     (0.22)(b)              3.21          2.99            0.00           (0.17)          (0.17)
Year Ended 7/31/2003            10.44     (0.12)(b)              1.59          1.47           (0.03)           0.00           (0.03)
Period Ended 7/31/2002 (a)      10.00     (0.09)(b)              0.53          0.44            0.00            0.00            0.00
CLASS C
Year Ended 7/31/2005           $14.68     (0.13)(b)              3.03          2.90            0.00           (0.25)          (0.25)
Year Ended 7/31/2004            11.88     (0.22)(b)              3.19          2.97            0.00           (0.17)          (0.17)
Year Ended 7/31/2003            10.44     (0.12)(b)              1.59          1.47           (0.03)           0.00           (0.03)
Period Ended 7/31/2002 (a)      10.00     (0.07)(b)              0.51          0.44            0.00            0.00            0.00

INCOME ADVANTAGE
CLASS A
Year Ended 7/31/2005           $10.73      0.66 (b)              0.40          1.06           (0.72)          (0.04)          (0.76)
Period Ended 7/31/2004 (a)      10.00      0.40 (e)              0.87          1.27           (0.54)           0.00           (0.54)
CLASS B
Year Ended 7/31/2005           $10.72      0.58 (b)              0.38          0.96           (0.64)          (0.04)          (0.68)
Period Ended 7/31/2004 (a)      10.00      0.33 (e)              0.87          1.20           (0.48)           0.00           (0.48)
CLASS C
Year Ended 7/31/2005           $10.73      0.58 (b)              0.39          0.97           (0.64)          (0.04)          (0.68)
Period Ended 7/31/2004 (a)      10.00      0.31 (e)              0.90          1.21           (0.48)           0.00           (0.48)
                                                                                RATIOS TO AVERAGE NET ASSETS:
                                                                    ---------------------------------------------------
                                                                                                               RATIO OF
                                                                                                     OPERATING EXPENSES
                                                                         RATIO OF         RATIO OF       TO AVERAGE NET
                            NET ASSET                NET ASSETS,        OPERATING   NET INVESTMENT       ASSETS WITHOUT
                               VALUE,                    END OF       EXPENSES TO     INCOME/(LOSS)      WAIVERS AND/OR   PORTFOLIO
                               END OF       TOTAL        PERIOD           AVERAGE       TO AVERAGE             EXPENSES    TURNOVER
                           THE PERIOD   RETURN (C)         (000)    NET ASSETS (D)   NET ASSETS (D)       REIMBURSED (D)       RATE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2005           $17.77       20.77%     $332,370              2.00%           (0.01)%               1.84%         79%
Year Ended 7/31/2004            14.94       26.15       104,255              2.00            (0.68)                2.21         132
Year Ended 7/31/2003            11.99       14.84         8,371              2.00             0.01                 7.21         190
Period Ended 7/31/2002 (a)      10.51        5.10           773              2.00            (0.49)               32.69          80
CLASS B
Year Ended 7/31/2005           $17.35       19.87%      $37,291              2.75%           (0.84)%               2.59%         79%
Year Ended 7/31/2004            14.70       25.29        16,559              2.75            (1.52)                2.96         132
Year Ended 7/31/2003            11.88       14.10         3,888              2.75            (1.13)                7.96         190
Period Ended 7/31/2002 (a)      10.44        4.40         1,494              2.75            (0.84)               33.44          80
CLASS C
Year Ended 7/31/2005           $17.33       19.90%     $161,712              2.75%           (0.80)%               2.59%         79%
Year Ended 7/31/2004            14.68       25.12        63,396              2.75            (1.46)                2.96         132
Year Ended 7/31/2003            11.88       14.12         7,560              2.75            (1.14)                7.96         190
Period Ended 7/31/2002 (a)      10.44        4.40         3,307              2.75            (0.67)               33.44          80

INCOME ADVANTAGE
CLASS A
Year Ended 7/31/2005           $11.03       10.07%      $16,375              1.30%            5.98%                2.08%        137%
Period Ended 7/31/2004 (a)      10.73       12.81         7,628              1.30             5.89                 3.49         327
CLASS B
Year Ended 7/31/2005           $11.00        9.07%       $4,751              2.05%            5.23%                2.83%        137%
Period Ended 7/31/2004 (a)      10.72       12.08         3,344              2.05             5.29                 4.24         327
CLASS C
Year Ended 7/31/2005           $11.02        9.16%      $13,580              2.05%            5.23%                2.83%        137%
Period Ended 7/31/2004 (a)      10.73       12.18         8,047              2.05             5.26                 4.24         327

(a) The Henderson International Opportunities Fund commenced operations on August 31, 2001. The Henderson Income Advantage Fund commenced operations on September 30, 2003.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized.
(e)  Per share data was calculated using July 31, 2004 shares outstanding.
(*)  Amount represents less than $0.01.


                       See notes to financial statements.


                                      40-41

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                        -------------------------------------------      -------------------------------------------
                                                                  NET                     DIVIDENDS   DISTRIBUTIONS
                            NET ASSET          NET       REALIZED AND         TOTAL            FROM        FROM NET
                               VALUE,   INVESTMENT    UNREALIZED GAIN          FROM             NET        REALIZED
                            BEGINNING       INCOME          (LOSS) ON    INVESTMENT      INVESTMENT         CAPITAL           TOTAL
                            OF PERIOD        (LOSS)       INVESTMENTS    OPERATIONS          INCOME           GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
U.S. CORE GROWTH FUND
CLASS A
Year Ended 7/31/2005            $9.69     (0.12)(b)              1.41          1.29           (0.05)           0.00           (0.05)
Period Ended 7/31/2004 (a)      10.00     (0.04)(b)             (0.27)        (0.31)           0.00            0.00            0.00

CLASS B
Year Ended 7/31/2005            $9.67     (0.19)(b)              1.39          1.20           (0.02)           0.00           (0.02)
Period Ended 7/31/2004 (a)      10.00     (0.05)(b)             (0.28)        (0.33)           0.00            0.00            0.00

CLASS C
Year Ended 7/31/2005            $9.67     (0.20)(b)              1.40          1.20           (0.02)           0.00           (0.02)
Period Ended 7/31/2004 (a)      10.00     (0.05)(b)             (0.28)        (0.33)           0.00            0.00            0.00
                                                                                RATIOS TO AVERAGE NET ASSETS:
                                                                    ---------------------------------------------------
                                                                                                               RATIO OF
                                                                                                     OPERATING EXPENSES
                                                                         RATIO OF         RATIO OF       TO AVERAGE NET
                            NET ASSET                NET ASSETS,        OPERATING   NET INVESTMENT       ASSETS WITHOUT
                               VALUE,                    END OF       EXPENSES TO     INCOME/(LOSS)      WAIVERS AND/OR   PORTFOLIO
                               END OF       TOTAL        PERIOD           AVERAGE       TO AVERAGE             EXPENSES    TURNOVER
                           THE PERIOD   RETURN (C)         (000)    NET ASSETS (D)   NET ASSETS (D)       REIMBURSED (D)       RATE
------------------------------------------------------------------------------------------------------------------------------------
U.S. CORE GROWTH FUND
CLASS A
Year Ended 7/31/2005           $10.93       13.34%      $14,752              2.00%           (1.19)%               3.37%         80%
Period Ended 7/31/2004 (a)       9.69       (3.10)        1,467              2.00            (1.41)               22.58          11

CLASS B
Year Ended 7/31/2005           $10.85       12.46%       $3,002              2.75%           (1.84)%               4.12%         80%
Period Ended 7/31/2004 (a)       9.67       (3.30)        1,483              2.75            (2.21)               23.32          11

CLASS C
Year Ended 7/31/2005           $10.85       12.46%       $3,849              2.75%           (1.95)%               4.12%         80%
Period Ended 7/31/2004 (a)       9.67       (3.30)          356              2.75            (2.21)               23.32          11

(a)  The Henderson U.S. Core Growth Fund commenced operations on April 30, 2004.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized.

                       See Notes to Financial Statements.

                                  42-43 SPREAD

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among five series. Henderson European Focus Fund ("European Focus"), Henderson Global Technology Fund ("Global Technology"), Henderson International Opportunities Fund ("International Opportunities"), Henderson Income Advantage Fund ("Income Advantage") and Henderson U.S. Core Growth Fund ("U.S. Core Growth") (collectively, the "Funds") are each a separate series of the Trust. Each Fund except U.S. Core Growth is non-diversified. The Funds each offer three classes of shares. Class A shares generally provide for a front-end sales charge and Class B and C shares provide for a contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. If market quotations are not readily available, or if the investment adviser determines that the value of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Funds. In addition, because substantial changes in values in the U.S. markets subsequent to the close of the foreign market may affect the values of securities traded in the foreign market, foreign securities may be fair valued if such movements in the U.S. market exceed a specified threshold. As a result, it is possible that fair value prices will be used by European Focus, Global Technology and International Opportunities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the Funds' understanding of the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS


INDEMNIFICATIONS
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

USE OF ESTIMATES
The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS
The Funds (except U.S. Core Growth) may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into an offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. The Funds did not invest in forward foreign currency contracts during the year ended July 31, 2005.

REPURCHASE AGREEMENTS
In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian either segregate or take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the value of the underlying collateral securities fall below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying collateral securities at the market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral securities may be subject to legal proceedings.

EXPENSES
Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

DEFERRED OFFERING COSTS
Costs incurred in connection with the offering and initial registration of Income Advantage and U.S. Core Growth have been deferred and were amortized on a straight-line basis over the first twelve months after commencement of operations.

FEDERAL INCOME TAXES
The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Funds intend to utilize provisions of the federal income tax laws that allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2005, the Funds had no capital loss carryforwards for tax purposes. At July 31, 2005, Global Technology and Income Advantage deferred post-October losses in the amount of $1,730 and $121,768, respectively, which will be recognized on the first day of the following fiscal year.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at July 31, 2005, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

HENDERSON GLOBAL FUNDS

NOTES TO FINANCIAL STATEMENTS


                                      ACCUMULATED
                                    UNDISTRIBUTED
                                              NET            ACCUMULATED
                   PAID-IN             INVESTMENT           NET REALIZED
                    CAPITAL          INCOME/(LOSS)            GAIN/(LOSS)
--------------------------------------------------------------------------------
European Focus        $(682)             $281,093              $(280,411)
--------------------------------------------------------------------------------
Global Technology   (61,284)               59,546                  1,738
--------------------------------------------------------------------------------
International
Opportunities         2,701             1,046,163             (1,048,864)
--------------------------------------------------------------------------------
Income
Advantage            (8,027)              114,768               (106,741)
--------------------------------------------------------------------------------
U.S. Core Growth   (137,828)              182,273                (44,445)
--------------------------------------------------------------------------------

These reclassifications relate to the deductibility of certain expenses and the character of realized gains/losses on foreign currency transactions for tax purposes and had no impact on the net asset value of the Funds.

The tax character of distributions paid during the years ended July 31, 2005 and 2004 were as follows:

                                 ORDINARY       LONG-TERM
JULY 31, 2005                      INCOME   CAPITAL GAINS
---------------------------------------------------------
European Focus                $11,559,805      $4,839,017
Global Technology                 131,809          71,655
International Opportunities     3,314,485         401,931
Income Advantage                1,838,545              --
U.S. Core Growth                   36,002              --
=========================================================

                                 ORDINARY       LONG-TERM
JULY 31, 2004                      INCOME   CAPITAL GAINS
---------------------------------------------------------
European Focus                 $3,569,436            $ --
International Opportunities       573,199         166,652
Income Advantage                  677,754              --
=========================================================

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

              UNDISTRIBUTED   UNDISTRIBUTED            NET
                   ORDINARY       LONG-TERM     UNREALIZED
                     INCOME    CAPITAL GAIN   APPRECIATION
----------------------------------------------------------
European
Focus            $7,123,670      $6,862,941    $52,042,598
----------------------------------------------------------
Global
Technology               --          63,729        675,500
----------------------------------------------------------
International
Opportunities     5,766,956       7,533,367     41,336,366
----------------------------------------------------------
Income
Advantage           123,684              --        579,748
----------------------------------------------------------
U.S. Core Growth         --          37,887      1,574,560
----------------------------------------------------------

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average daily net assets (or average daily managed assets with respect to Income Advantage). Through July 31, 2005 that fee was:

European Focus                                       1.00%
Global Technology                                    1.20%
International Opportunities                          1.10%
Income Advantage                                     0.85%1
U.S. Core Growth            First $150 million       1.10%
                            Next $350 million        0.90%
                            Over $500 million        0.85%

1 The fee for Income Advantage though July 31, 2005 is based upon the Fund's average daily managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund's average daily managed assets, the Adviser's fee will be higher if the Fund is leveraged.

FEES EFFECTIVE STARTING AUGUST 1, 2005:

European Focus              First $500 million         1.00%
                            Next $1 billion            0.90%
                            Over $1.5 billion          0.85%
------------------------------------------------------------
Global Technology           First $500 million         1.00%
                            Next $500 million          0.95%
                            Over $1 billion            0.90%
------------------------------------------------------------
International Opportunities First $1 billion           1.10%
                            Next $1 billion            0.95%
                            Over $2 billion            0.85%
------------------------------------------------------------
Income Advantage            First $500 million         0.85%
                            Next $500 million          0.75%
                            Next $500 million          0.70%
                            Over $1.5 billion          0.65%
------------------------------------------------------------
U.S. Core Growth            First $150 million         1.10%
                            Next $350 million          0.90%
                            Over $500 million          0.85%
------------------------------------------------------------

HENDERSON GLOBAL FUNDS

NOTES TO FINANCIAL STATEMENTS


Pursuant to separate Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net assets for European Focus, Global Technology, International Opportunities and U.S. Core Growth and to 1.05% of average daily net assets for Income Advantage. These agreements are effective through July 31, 2010 for the Funds. HGINA may recover from each Fund reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. The recovery of reimbursed expenses is effective through July 31, 2005 for European Focus, Global Technology and International Opportunities; through September 30, 2006 for Income Advantage; and through April 30, 2007 for U.S. Core Growth. During the year ended July 31, 2005, the expense ratio for European Focus and International Opportunities was below the expense limitation and the Funds reimbursed HGINA. The amounts reimbursed are reflected in the Statement of Operations. The remaining amount of potentially recoverable expenses at July 31, 2005 for Income Advantage and U.S. Core Growth was $471,820 and $268,975, respectively.

Henderson Investment Management Limited ("HIML") is the sub-adviser for European Focus, Global Technology and International Opportunities pursuant to a Sub-Advisory Agreement. HIML is a direct wholly owned subsidiary of Henderson Global Investors (Holdings) plc.

HIML receives a fee for its services, paid by HGINA from its management fee, based on each Fund's average daily net assets as set forth below:

FEES EFFECTIVE THROUGH JULY 31, 2005:
-------------------------------------------------------------
European Focus                                          0.90%
Global Technology                                       1.10%
International Opportunities                             1.00%

FEES EFFECTIVE STARTING AUGUST 1, 2005:
-------------------------------------------------------------
European Focus               First $500 million         0.90%
                             Next $1 billion            0.80%
                             Over $1.5 billion          0.75%
-------------------------------------------------------------

Global Technology            First $500 million         0.90%
                             Next $500 million          0.85%
                             Over $1 billion            0.80%
-------------------------------------------------------------

International Opportunities  First $1 billion           1.00%
                             Next $1 billion            0.85%
                             Over $2 billion            0.75%
-------------------------------------------------------------

Gardner Lewis Asset Management L.P. ("Gardner Lewis") is the sub-adviser for U.S. Core Growth pursuant to a Sub-Advisory Agreement. Gardner Lewis provides investment management services to U.S. Core Growth (including portfolio management and trade execution). Gardner Lewis receives a fee for its services, paid by HGINA from its management fee, based on the Fund's average daily net assets as set forth below:

U.S. Core Growth             First $50 million          0.85%
                             Next $100 million          0.65%
                             Over $150 million          0.50%

Effective January 2005, the Funds began reimbursing HGINA for compensation paid to the Chief Compliance Officer of the Trust. This compensation is reflected as Chief Compliance Officer fees in the Statement of Operations.

At July 31, 2005, HGINA owned 21,339 Global Technology Class A shares.

HGINA is a direct subsidiary of Henderson International Inc. ("HII"). At July 31, 2005, HII owned the following number of shares in the following Funds:

                   U.S. CORE GROWTH     INCOME ADVANTAGE
--------------------------------------------------------------------------------
Class A                      20,096               58,484
Class B                       2,506                   --
Class C                       2,506                   --
--------------------------------------------------------------------------------

NOTE 4. COMPENSATION OF TRUSTEES

Prior to January 1, 2005, trustees who were not interested persons of the Trust received from the Trust, an annual retainer of $10,000 for service on the Board and a $1,500 retainer for services on the Valuation Committee. Each Trustee received a fee of $1,500 for each Board meeting attended and $750 for each committee meeting (except Valuation Committee) attended on a day when the Trustee did not attend a Board meeting. Effective January 1, 2005, trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $10,000 for service on the Board and a $1,500 retainer for services on the Valuation Committee. Each Trustee receives a fee of $3,000 for each Board meeting attended and $750 for each committee meeting (except Valuation Committee) attended on a day when the Trustee did not attend a Board meeting. The Independent Chairman of the Trust receives an annual retainer of $10,000. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Trustees' fees and Independent Chairman annual retainer compensation are reflected as Trustees' fees in the Statement of Operations. None of the Trust's officers, other than the Independent Chairman, are compensated by the Trust. Certain officers of the Trust are also officers of HGINA.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS

NOTE 5. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B and Class C shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, and an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the Funds during the year ended July 31, 2005, were as follows:

                                      PURCHASES              SALES
------------------------------------------------------------------

European Focus                     $187,962,419       $ 97,867,823
Global Technology                     7,976,012          6,122,249
International Opportunities         537,080,866        249,792,859
Income Advantage                     51,621,288         36,768,716
U.S. Core Growth                     26,334,313          9,835,284
==================================================================

The U.S. federal income tax basis of the Funds' investments excluding foreign currency at July 31, 2005, and the gross unrealized appreciation and depreciation, were as follows:
                                 EUROPEAN         GLOBAL
                                    FOCUS     TECHNOLOGY
--------------------------------------------------------
Cost                         $227,948,411     $4,824,483
--------------------------------------------------------
Gross unrealized
appreciation                   58,944,210        686,567
--------------------------------------------------------
Gross unrealized
depreciation                   (6,895,800)       (10,319)
--------------------------------------------------------
Net unrealized
appreciation                   52,048,410        676,248
========================================================

                            INTERNATIONAL         INCOME
                            OPPORTUNITIES      ADVANTAGE
--------------------------------------------------------
Cost                         $496,925,407    $33,291,614
--------------------------------------------------------
Gross unrealized
appreciation                   54,563,023        931,439
--------------------------------------------------------
Gross unrealized
depreciation                  (12,726,832)      (351,691)
--------------------------------------------------------
Net unrealized
appreciation                   41,836,191        579,748
========================================================

                                               U.S. CORE
                                                  GROWTH
--------------------------------------------------------
Cost                                         $19,956,225
--------------------------------------------------------
Gross unrealized
appreciation                                   1,801,089
--------------------------------------------------------
Gross unrealized
depreciation                                    (226,529)
--------------------------------------------------------
Net unrealized
appreciation                                   1,574,560
========================================================

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales and PFIC transactions and amortization of premiums reflected as of July 31, 2005.

NOTE 7. SIGNIFICANT CONCENTRATIONS

European Focus, Global Technology and International Opportunities invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Income Advantage invests primarily in high yield securities that are below investment grade quality. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not

HENDERSON GLOBAL FUNDS

NOTES TO FINANCIAL STATEMENTS

concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

NOTE 8. BORROWING ARRANGEMENTS

Prior to July 1, 2005, the Trust had a $10 million credit facility. Effective July 1, 2005, the Trust increased the credit facility to $30 million. The credit facility was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility for the year ended July 31, 2005.

NOTE 9. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in redemptions on the Statements of Changes in Net Assets. Redemptions fees for the year ended July 31, 2005 were as follows:
                                         REDEMPTION FEES
--------------------------------------------------------
European Focus                                    $6,989
Global Technology                                     83
International Opportunities                       13,516
Income Advantage                                   2,258
U.S. Core Growth                                      68
========================================================

HENDERSON GLOBAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson European Focus Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund, Henderson Income Advantage Fund and Henderson U.S. Core Growth Fund (collectively, the "Funds"), comprising the Henderson Global Funds, as of July 31, 2005, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Henderson Global Funds at July 31, 2005, and the results of their operations for the year then ended and changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
September 7, 2005

HENDERSON GLOBAL FUNDS

                                                           UNAUDITED INFORMATION

PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the 12-month period ending June 30, 2005 on Form N-PX, which must be filed each year by August 31. Form N-PX and a description of the Funds' proxy voting policies and procedures are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling 866.443.6337.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of Henderson Global Funds oversees the management of each of the Funds and, as required by law, determines annually whether to continue the investment advisory and the sub-advisory agreements for each Fund.

In connection with their most recent consideration of those agreements for the Funds, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel and discussed with representatives of management the operations of the Funds and the nature and quality of advisory and other services provided by the Adviser and sub-advisers to the Funds. The Trustees also received and reviewed a memorandum from counsel to the Independent Trustees regarding the Trustees' responsibilities in evaluating the agreements. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel. At a meeting held on July 25, 2005, based on their evaluation of the information provided by the Adviser and the sub-advisers and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement and the sub-advisory agreement for each Fund through August 30, 2006, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially the personnel who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser and the sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser and sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

HENDERSON GLOBAL FUNDS

                                                           UNAUDITED INFORMATION

2. PERFORMANCE OF THE FUNDS

The Trustees considered the short-term and longer term performance of the Funds. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper") and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of U.S. Core Growth lagged that of its peers for its first full year of operation, they concluded that one year is a very short time for assessing performance.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for most of the Funds was below the mean management fee rate of the respective peer group of funds selected by Lipper. After discussion with the Trustees, the Adviser agreed to reduce its base advisory fee for Global Technology from 1.20% to 1.00% of average daily net assets. The Trustees considered the methodology used by the sub-advisers in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services.

The Trustees also considered the profitability (or loss) to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers, especially after the reduction in the rate of fees for Global Technology, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

4. ECONOMIES OF SCALE

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that the management fees paid by most of the Funds, after contractual expense limitations, were below the mean management fee rate of the Fund's peer group selected by Lipper; and, by virtue of the expense limitations, the Adviser is subsidizing the Funds because they have not reached adequate scale. The Trustees also noted that the Adviser had agreed to institute breakpoints in the fee schedules for European Focus, Global Technology, Income Advantage and International Opportunities, thereby sharing more economies of scale with the Funds if the assets of the Funds increase significantly. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

5. OTHER BENEFITS TO THE ADVISER

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They also considered the use by one of the sub-advisers of commissions paid on portfolio brokerage transactions of the Fund that it manages to obtain proprietary research products and services benefiting the Fund and/or other clients of the sub-adviser. The Trustees concluded that the sub-adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Fund.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory and sub-advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

FEDERAL TAX INFORMATION
Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ended July 31, 2005. The amounts shown may differ from those elsewhere in this

HENDERSON GLOBAL FUNDS

UNAUDITED INFORMATION


report due to differences between tax and financial reporting requirements. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns. Under Section 854 (b)(2) of the Internal Revenue Code, the Funds designated qualified dividends for the fiscal year ended July 31, 2005 as follows:
European Focus                                $4,707,412
Global Technology                                 30,866
International Opportunities                    3,314,485
Income Advantage                                      --
U.S. Core Growth                                  36,002

SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended July 31, 2005.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reinvestment by the investment adviser. The annualized expense ratio used in the example is 2.00% for Class A shares and 2.75% for Class B and C shares for European Focus, Global Technology, International Opportunities and U.S. Core Growth and 1.30% for Class A shares and 2.05% for Class B and C shares for Income Advantage. Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance Summary of this report on pages 3, 5, 7, 9 and 11. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

HENDERSON GLOBAL FUNDS

UNAUDITED INFORMATION


TABLE 1

                                   BEGINNING         ENDING
                       ACCOUNT       ACCOUNT       EXPENSES
                         VALUE         VALUE           PAID
                   FEBRUARY 1,      JULY 31,         DURING
ACTUAL                    2005          2005    THE PERIOD*
-----------------------------------------------------------

European Focus
Class A              $1,000.00     $1,049.80         $10.16
Class B               1,000.00      1,046.60          13.95
Class C               1,000.00      1,046.20          13.95
-----------------------------------------------------------

Global Technology
Class A               1,000.00      1,030.00          10.07
Class B               1,000.00      1,026.10          13.81
Class C               1,000.00      1,025.30          13.81
-----------------------------------------------------------

International Opportunities
Class A               1,000.00      1,034.90          10.09
Class B               1,000.00      1,031.50          13.85
Class C               1,000.00      1,030.90          13.85
-----------------------------------------------------------

Income Advantage
Class A               1,000.00      1,020.50           6.51
Class B               1,000.00      1,015.80          10.25
Class C               1,000.00      1,015.70          10.25
-----------------------------------------------------------

U.S. Core Growth
Class A               1,000.00      1,054.00          10.19
Class B               1,000.00      1,049.30          13.97
Class C               1,000.00      1,049.30          13.97
===========================================================


TABLE 2

                                    BEGINNING        ENDING
HYPOTHETICAL           ACCOUNT        ACCOUNT      EXPENSES
(ASSUMING A              VALUE         VALUE           PAID
5% RETURN          FEBRUARY 1,      JULY 31,         DURING
BEFORE EXPENSES)          2005          2005    THE PERIOD*
-----------------------------------------------------------

European Focus
Class A              $1,000.00     $1,015.08         $ 9.99
Class B               1,000.00      1,011.36          13.71
Class C               1,000.00      1,011.36          13.71
-----------------------------------------------------------

Global Technology
Class A               1,000.00      1,015.08           9.99
Class B               1,000.00      1,011.36          13.71
Class C               1,000.00      1,011.36          13.71
-----------------------------------------------------------

International Opportunities
Class A               1,000.00      1,015.08           9.99
Class B               1,000.00      1,011.36          13.71
Class C               1,000.00      1,011.36          13.71
-----------------------------------------------------------

Income Advantage
Class A               1,000.00      1,018.55           6.51
Class B               1,000.00      1,014.83          10.24
Class C               1,000.00      1,014.83          10.24
-----------------------------------------------------------

U.S. Core Growth
Class A               1,000.00      1,015.08           9.99
Class B               1,000.00      1,011.36          13.71
Class C               1,000.00      1,011.36          13.71
===========================================================


* Expenses are equal to the Funds' Class A, Class B and Class C shares annualized net expense ratio multiplied by the average account value over the period multiplied by 181 days in the period and divided by 365 (to reflect the one-half year period).

HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS

                                           TERM OF                                                  OTHER
   NAME, AGE AND           POSITION WITH   OFFICE AND      PRINCIPAL OCCUPATION(S)                  DIRECTORSHIPS
   ADDRESS1                THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                   HELD
------------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   C . Gary Gerst, 66      Chairman        Since 2001      President, KCI Inc.                      Chairman and Trustee,
                           and Trustee                     (Private S-corporation investing in      Harris Insight Funds
                                                           non-public investments).                 Trust (19 portfolios);
                                                                                                    Director, Florida Office
                                                                                                    Property Company, Inc.
                                                                                                    (real estate investment fund);

   Roland C. Baker, 66     Trustee         Since 2001      President and Chief Executive Officer,   Director, Ceres Group,
                                                           First Penn-Pacific Life Insurance        Inc. (life and health
                                                           Company (retired 2001, Consultant to     insurance holding
                                                           financial services industry              company); Director, North
                                                           thereafter).                             American Company for Life
                                                                                                    and Health Insurance (a
                                                                                                    provider of life insurance,
                                                                                                    health insurance and
                                                                                                    annuities); Director,
                                                                                                    Golden State Mutual Life
                                                                                                    Insurance Co. (provider
                                                                                                    of life insurance and
                                                                                                    annuities to African
                                                                                                    Americans).

   Faris F. Chesley, 66    Trustee         Since 2002      Chairman, Chesley, Taft &                None
                                                           Associates, LLC, since 2001;
                                                           Vice Chairman, ABN-AMRO,
                                                           Inc. (a financial services
                                                           company), 1998-2001.

   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

   Charles H.              Trustee         Since 2001      Managing Director, Henderson Global      None
   Wurtzebach4, 56                                         Investors (North America) Inc.
                                                           ("HGINA").

   Sean                    Trustee and     Since 2001      Director, North American Retail          None
   Dranfield4, 39          President                       Distribution, HGINA; Executive
                                                           Director, North American
                                                           Business Development, Henderson
                                                           Investment Management Limited.

   Alanna N. Palmer, 30    Vice President  Since 2002      Associate Director, Head of Marketing    N/A
                                                           and Product Management, HGINA, since
                                                           2003 and Product Manager since 2001;
                                                           Assistant Secretary, The Brinson Funds,
                                                           2000-2001; Associate Director,
                                                           UBS Brinson, 2000-2001.

   Scott E. Volk, 34       Vice President  Since 2001      Director, Retail Finance and             N/A
                                                           Operations, HGINA, since 2002 and
                                                           Finance Manager 2001-2002; Vice
                                                           President, Financial Services,
                                                           BISYS Fund Services, 1999-2001.

   Karen Buiter, 40        Treasurer       Since 2004      Operations Manager, HGINA, since 2004;   N/A
                                                           Assistant Controller, Code Hennessey &
                                                           Simmons, 2002-2004; Controller, Wanger
                                                           Asset Management, 1999-2000.

                                       54


HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS
                                           TERM OF                                                  OTHER
   NAME, AGE AND           POSITION WITH   OFFICE AND      PRINCIPAL OCCUPATION(S)                  DIRECTORSHIPS
   ADDRESS1                THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                   HELD
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Christopher K.          Secretary       Since 2004      Legal Counsel, HGINA, since 2004;        N/A
   Yarbrough, 30           and Chief                       Attorney, Bell, Boyd & Lloyd LLC,
                           Compliance                      2000-2004.
                           Officer

   Kristin Rice, 34        Assistant       Since 2005      Paralegal, HGINA.                        N/A
                           Secretary

   Kristen Nungesser,      Assistant       Since 2005      Operations Analyst, HGINA since 2005;    N/A
   25                      Treasurer                       Internal Audit, Wachovia Corporation
                                                           2004-2005; Associate, Pricewaterhouse
                                                           Coopers LLP 2002-2004.

1 Each person's address is 737 North Michigan Avenue, Suite 1950, Chicago, IL 60611. Age is as of July 31, 2005.

2.   Currently, all Trustees oversee all five series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.866.4HENDERSON (1.866.443.6337).

HENDERSON GLOBAL FUNDS

TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
Charles H. Wurtzebach

OFFICERS
Sean Dranfield, President
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President
Karen Buiter, Treasurer
Christopher K. Yarbrough, Secretary and
  Chief Compliance Officer
Kristin Rice, Assistant Secretary
Kristen Nungesser, Assistant Treasurer

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1950
Chicago, IL 60611

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
           (1.866.443.6337)
or visit our website:
           www.hendersonglobalinvestors.com


The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1950
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

Foreside Fund Services, LLC, Distributor (September 2005)

ITEM 2. CODE OF ETHICS.

(a) Henderson Global Funds (the "Trust" or the "registrant") has adopted a Code of Ethics that applies to the Trust's principal executive officer and principal financial officer (the "Code").

(b)  No disclosures are required by this Item 2(b).

(c) There have been no amendments to the Code during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)  Not applicable.

(f)  A copy of the Code may be obtained free of charge by calling 866-343-6337.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Trustees of the Trust has determined that it has three audit committee financial experts serving on the Trust's Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

     (2) The names of the audit committee financial experts are:

                           Roland C. Baker
                           Faris F. Chesley
                           C. Gary Gerst

         Each audit committee financial expert has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - $109,400 and $101,000 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years.

(b) Audit Related Fees - There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant's financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees - $27,200 and $21,250 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation. These services consisted of the principal accountant reviewing the registrant's excise tax returns, distribution requirements and RIC tax returns, as well as consults regarding the tax consequences of specific investments.

$5,000 and $0 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this
Item 4.

(d) All Other Fees - $0 and $4500 are the fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) - (c) of this
Item 4. These fees were for services related to the development and implementation of a market timing program.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the "Adviser"), including the fees and other compensation to be paid to the independent auditors. Any member of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement. Pre-approval of non-audit services is not required, if: (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust ("prohibited non-audit services"): (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of
Item 4.

(f) No disclosures are required by this Item 4(f).

(g) $27,200 and $25,750 are the approximate aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $181,850 and $220,300 are the approximate aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the Adviser.

(h) The registrant's Audit Committee has determined that the non-audit services E&Y has rendered to the Adviser were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)   Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    September 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    September 23, 2005

By:      /s/ Karen Buiter
         ----------------
         Karen Buiter
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    September 23, 2005